UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

Empire Financial Holding Company

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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EMPIRE FINANCIAL HOLDING COMPANY

Notice of Annual Meeting of Stockholders

to be held on SEPTEMBER 28, 2007

To the Stockholders of Empire Financial Holding Company:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Empire Financial Holding Company (“Empire” or the “Company”) will be held at the Company’s executive offices located at 2170 West State Road 434, Suite 100, Longwood, Florida 32779, on September 28, 2007 at 10:00 a.m., local time for the purpose of considering and acting upon the following:

1.

Election of five (5) directors.

2.

Approval of a new Incentive Compensation Plan (the 2007 Incentive Compensation Plan) that will authorize 4,000,000 shares of our common stock to be eligible for grant of awards under the Plan.

3.

Ratification of the appointment of Miller Ellin & Company, LLP as Empire’s independent auditors for the current year.

4.

To amend the Company’s articles of incorporation to change the name of the Company to “Jesup & Lamont, Inc.”

5.

Any and all matters incident to the foregoing, and such other business as may legally come before the meeting and any adjournments or postponements thereof.

The Board of Directors (the “Board”) has fixed the close of business on August 20, 2007 as the Record Date for determining the stockholders having the right to notice of and to vote at the meeting (the “Record Date”).

By order of the Board of Directors

Steven M. Rabinovici
Chairman of the Board

Longwood, Florida

August 23, 2007

IMPORTANT: Every stockholder, whether or not he or she expects to attend the annual meeting in person, is urged to execute the proxy and return it promptly in the enclosed business reply envelope.

Sending in your Proxy will not prevent you from voting your stock at the meeting if you desire to do so, as your Proxy is revocable at your option.

We would appreciate your giving this matter your prompt attention.

EMPIRE FINANCIAL HOLDING COMPANY

PROXY STATEMENT

For Annual Meeting of Stockholders

To be Held on September 28, 2007

Proxies in the form enclosed with this statement are solicited by the Board of Empire to be used at the Annual Meeting of Stockholders and any adjournments thereof, to be held at the Company’s executive offices located at 2170 West State Road 434, Suite 100, Longwood, Florida 32779, on September 28, 2007 at 10:00 a.m., local time, for the purposes set forth in the Notice of Meeting and this Proxy Statement. The Board knows of no other business which will come before the meeting. This Proxy Statement and the accompanying proxy will be mailed to stockholders on or about August 24, 2007.

THE VOTING AND VOTE REQUIRED

Record Date and Quorum

Only stockholders of record at the close of business on the Record Date, are entitled to notice of and vote at the Annual Meeting. On the Record Date, there were 11,035,184 outstanding shares of common stock, par value $.01 per share. At the Annual Meeting, each share of common stock is entitled to one vote. There were also outstanding 7,062 shares of Series C Preferred Stock, entitled to an aggregate of 353,100 votes; and 819,987 shares of Series F Preferred Stock, entitled to an aggregate of 819,987 votes. In the aggregate, 12,208,271 votes may be cast at the Annual Meeting. Shares represented by each properly executed, unrevoked proxy received in time for the meeting will be voted as specified.

Voting of Proxies

The persons acting as proxies pursuant to the enclosed proxy will vote the shares represented as directed in the signed proxy. Unless otherwise directed in the proxy, the proxyholders will vote the shares represented by the proxy: (i) for election of the director nominees named in this Proxy Statement; (ii) for approval of the 2007 Incentive Compensation Plan; (iii) for ratification of the appointment of Miller Ellin & Company, LLP as independent auditors to audit the financial statements of the Company for the fiscal year ending December 31, 2007; (iv) for approval of the charter amendment to change Empire’s name to Jesup & Lamont, Inc. (the “Charter Amendment”); and (v) in the proxy holders’ discretion, on any other business that may come before the meeting and any adjournments of the meeting.

All votes will be tabulated by the inspector of elections appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Under the Company’s bylaws and Florida law: (1) shares represented by proxies that reflect abstentions or “broker non-votes” (i.e., shares held by a broker or nominee that are represented at the meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum; (2) there is no cumulative voting, and the director nominees receiving the highest number of votes, up to the number of directors to be elected, are elected and, accordingly, abstentions, broker non-votes and withholding of authority to vote will not affect the election of directors; and (3) proxies that reflect abstentions or non-votes will be treated as unvoted for purposes of determining approval of that proposal and will not be counted as votes for or against that proposal.

Voting Requirements

According to the Bylaws, the holders of a majority of the shares of Common Stock outstanding and entitled to be voted at the Annual Meeting must be present in person or be represented by proxy to constitute a quorum and to act upon proposed business. If a quorum is not present or represented by proxy at the Annual Meeting, the meeting will be adjourned and the Company will be subjected to additional expense. Directors are elected by a plurality of the votes cast at the meeting. The affirmative vote of a majority of votes cast for or against the matter by stockholders entitled to vote is required to approve the 2007 Incentive Compensation Plan, and to ratify the appointment of independent auditors. Approval of the Charter Amendment requires the affirmative vote of a majority of the Company’s outstanding shares.

Revocability of Proxy

A proxy may be revoked by the stockholder giving the proxy at any time before it is voted by delivering oral or written notice to the Corporate Secretary of Empire at or prior to the meeting, and a prior proxy is automatically revoked by a stockholder giving a subsequent proxy or attending and voting at the meeting. Attendance at the meeting in and of itself does not revoke a prior proxy.

Expenses of Solicitation

We will pay the expenses of the preparation of proxy materials and the solicitation of proxies for the Annual Meeting. In addition to the solicitation of proxies by mail, solicitation may be made by certain directors, officers or employees of Empire telephonically, electronically or by other means of communication. We will reimburse brokers and other nominees for costs incurred by them in mailing proxy materials to beneficial owners in accordance with applicable rules.

ELECTION OF DIRECTORS (Item 1 on the Proxy Card)

Five (5) directors are to be elected at the Annual Meeting, each for a term of one year and until the election and qualification of a successor.

It is intended that votes pursuant to the enclosed proxy will be cast for the election of the five (5) nominees named below. In the event that any such nominee should become unable or unwilling to serve as a director, the Proxy will be voted for the election of such person, if any, as shall be designated by the Board. Management has no reason to believe these nominees will not be available for election.

The following table sets forth the names and ages of each nominee, the principal occupation of each during the past five years and the period, if any, during which each has served as a director of Empire. Information as to the stock ownership of each nominee is set forth under “Security Ownership of Certain Beneficial Owners and Management.” All of the nominees to the Board have been approved, recommended and nominated for election or re-election to the Board by Empire’s Nominating/Corporate Governance Committee and by the Board.

NAME	AGE	POSITION	DIRECTOR SINCE
Donald A. Wojnowski Jr.	47	President, Chief Executive Officer and Director	2004
Bradley L. Gordon (1)(2)(3)	54	Director	2003
Steven M. Rabinovici	55	Chairman of the Board and Director	2005
John C. Rudy (1)(2)(3)	65	Director	2005
Kirk M. Warshaw (1)(2)(3)	49	Director	2005

———————

(1)

Member of the Audit Committee

(2)

Member of the Compensation Committee

(3)

Member of the Nominating/Corporate Governance Committee

Donald A. Wojnowski Jr. is our President, Chief Executive Officer and a member of the Board of Directors. Mr. Wojnowski is also the President and Chief Executive Officer of one of our wholly-owned subsidiaries, Empire Financial Group, Inc. Mr. Wojnowski was elected Chief Executive Officer in July of 2005 and has served as our President since June 2004. Prior to holding his current position, Mr. Wojnowski was our Vice President of Business Development, a position he held from September 1999 until February 2004. Mr. Wojnowski joined us in 1993 and has been a member of our Board since June 2004.

Bradley L. Gordon has served as a director of our company since June 2003. Mr. Gordon also serves as an audit committee member. Since April 2000, Mr. Gordon has been the managing member of Concept Acquisitions LLC, an international franchise management and holding company. From September 1997 to April 2000, Mr. Gordon was a director and the chief operating officer of Ultimate Franchise Systems, Inc. In addition, Mr. Gordon has held various executive management positions within various private and public retail and wholesale service companies. Mr. Gordon’s responsibilities have encompassed strategic planning, management and profit responsibility of multi-billion dollar organizations. Mr. Gordon has also been directly involved with and responsible for the growth of start-up companies through the maturity and final consolidation stages of their life cycles.

Steven M. Rabinovici became a director of our company in May 2005 and was elected Chairman of the Board in July 2005. Mr. Rabinovici has over 25 years experience as a senior executive in both the profit and non-profit sectors. From 1992 through 2004, Mr. Rabinovici was the chief executive officer of Complete Management Inc., a physician practice management company.

John C. Rudy became a director of our company in May 2005. Mr. Rudy also serves as an audit committee member. Mr. Rudy has over 35 years of experience in financial and business operations. Since 1992, Mr. Rudy has been President of Beacon Consulting Associates, a business consulting and accounting firm, which he founded. Mr. Rudy has been a Certified Public Accountant since 1972.

Kirk M. Warshaw became a director of our company in May 2005. Mr. Warshaw also serves as an audit committee member. Mr. Warshaw is a financial professional with over 20 years experience providing accounting, financial and advisory services. Over the last five years, Mr. Warshaw has advised his clients in over $170 million worth of buy/sell transactions. He has arranged over $64 million in equity and debt financing for small companies as well as assisting in the formation of two small public companies. Mr. Warshaw has been a Certified Public Accountant since 1982. Mr. Warshaw is currently the Chief Financial Officer of R&R Acquisition, III, Inc., R&R Acquisition, V, Inc., R&R Acquisition, VI, Inc., R&R Acquisition, VII, Inc., and R&R Acquisition, VIII, Inc., R&R Acquisition IX, Inc., and R&R Acquisition X, Inc., Twin Lakes Delaware, Inc., (each a publicly reporting, non-trading company), the Chief Financial Officer and a director of Enthrust Financial Services, Inc.(OTCBB:EFSV)); and the Chief Financial Officer and a director of 24Holdings, Inc (OTCBB:TWFH)).

All directors hold office until the next Annual Meeting of stockholders and until their successors are duly elected and qualified. Officers are elected to serve, subject to the discretion of the Board of Directors, until their successors are appointed.

Committees of the Board of Directors

Empire’s Board has established audit, compensation and nominating/corporate governance committees. The Compensation Committee reviews and recommends to the Board the compensation and benefits of all the officers of Empire, reviews general policy matters relating to compensation and benefits of employees of Empire, and administers the issuance of stock options to Empire’s officers, employees, directors and consultants. All compensation arrangements between Empire and its directors, officers and affiliates are reviewed by the Compensation Committee, all of whose members are independent directors. The Audit Committee meets with management and Empire’s independent auditors to determine the adequacy of internal controls and other financial reporting matters.

Attendance at Committee and Board of Directors Meetings

During the year ended December 31, 2006, the Board held 8 meetings. All directors attended more than 75% of the number of meetings of the Board and its committees on which they served. It is Empire’s policy that directors are invited and encouraged to attend the Annual Meeting. All of our then directors attended the 2006 Annual Meeting.

Compensation Committee

The Compensation Committee reviews and recommends to the Board the compensation and benefits of all officers of the Company, reviews general policy matters relating to compensation and benefits of our executive officers, and administers the issuance of stock options under our stock option plan. The Compensation Committee is comprised of Bradley Gordon, John Rudy and Kirk Warshaw. During the year ended December 31, 2006, the Compensation Committee held one meeting.

Audit Committee

The Audit Committee was established to meet with management and the Company’s independent accountants to determine the adequacy of internal controls and other financial reporting matters. The Board adopted a written charter for the Audit Committee in August, 2003 (the “Charter”). The Charter is attached as Appendix B to these proxy materials. The Audit Committee reviewed the Company’s audited financial statements for the year ended December 31, 2006 and met with the management of the Company to discuss such audited financial statements. The Audit Committee has discussed with the Company’s independent accountants, Miller Ellin & Company, LLP the matters required to be discussed pursuant to Statement on Accounting Standards No. 61; has received the written disclosures and the letter from Miller Ellin & Company, LLP required by the Independence Standards Board Standard No. 1; has discussed with Miller Ellin & Company, LLP its independence from management and the Company; and has given Miller Ellin & Company, LLP full and free access to the Audit Committee. Based on its review and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-KSB. The Audit Committee is comprised of Messrs. Gordon, Rudy and Warshaw, all of whom are independent as defined in the applicable listing standards. The Board has determined that Kirk M. Warshaw and John C. Rudy qualify as an Audit Committee Financial Expert and are independent as defined in applicable federal securities laws and regulations. During the year ended December 31, 2006, the Audit Committee held five meetings.

Nominating/Corporate Governance Committee

Our nominating/corporate governance committee is comprised of three non-employee members of our Board of Directors. The committee considers candidates for board membership suggested by its members, as well as management and shareholders. The nominating/corporate governance committee also has the sole authority to retain and to terminate any search firm to be used to assist in identifying candidates.

The Nominating Committee believes that the minimum qualifications for service as a director of the Company are that a nominee possess an ability, as demonstrated by recognized success in his or her field, to make meaningful contributions to the Board’s oversight of the business and affairs of the Company and an impeccable reputation of integrity and competence in his or her personal or professional activities. The Nominating Committee’s evaluation of potential candidates shall be consistent with the Board’s criteria for selecting new directors. Such criteria include an understanding of the Company’s business environment and the possession of such knowledge, skills, expertise and diversity of experience so as to enhance the Board’s ability to manage and direct the affairs and business of the Company, including when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or satisfy any independence requirements imposed by law, regulation or listing requirements.

The Nominating Committee may also receive suggestions from current Board members, company executive officers or other sources, which may be either unsolicited or in response to requests from the Nominating Committee for such candidates. The Nominating Committee also, from time to time, may engage firms that specialize in identifying director candidates.

Once a person has been identified by the Nominating Committee as a potential candidate, the Nominating Committee may collect and review publicly available information regarding the person to assess whether the person should be considered further. If the Nominating Committee determines that the candidate warrants further consideration, the Chairman or another member of the Nominating Committee may contact the person. Generally, if the person expresses a willingness to be considered and to serve on the Board, the Nominating Committee may request information from the candidate, review the person’s accomplishments and qualifications and may conduct one or more interviews with the candidate. The Nominating Committee may consider all such information in light of information regarding any other candidates that the Nominating Committee might be evaluating for membership on the Board. In certain instances, Nominating Committee members may contact one or more references provided by the candidate or may contact other members of the business community or other persons that may have greater first-hand knowledge of the candidate’s accomplishments. The Nominating Committee’s evaluation process does not vary based on whether or not a candidate is recommended by a stockholder, although, as stated above, the Board may take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held.

The Nominating Committee will consider director candidates recommended by stockholders. In considering candidates submitted by stockholders, the Nominating Committee will take into consideration the needs of the Board and the qualifications of the candidate. The Nominating Committee may also take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held. To have a candidate considered by the Nominating Committee, a stockholder must submit the recommendation in writing and must include the following information: the name of the stockholder and evidence of the person’s ownership of Company stock, including the number of shares owned and the length of time of ownership; the name of the candidate, the candidate’s resume or a listing of his or her qualifications to be a director of the Company; and, the person’s consent to be named as a director if selected by the Nominating Committee and nominated by the Board.

Our nominating/corporate governance committee will also consider whether to nominate any person nominated by a shareholder under the provision of our bylaws relating to shareholder nominations as described in “ Requirements, Including Deadlines, for Submission of Proxy Proposals, Nomination of Directors and Other Business of Stockholders “ on page 29. The Secretary will submit all shareholder nominations to our nominating/corporate governance committee for review. The stockholder recommendation and information described above must be sent to the Company’s Chief Financial Officer at 2170 West State Road 434, Suite 100, Longwood, Florida 32779 and must be received not less than 120 days prior to the anniversary date of the Company’s most recent annual meeting of stockholders.

During the year ended December 31, 2006, the Nominating/Corporate Governance Committee held one meeting. The Nominating/Corporate Governance Committee has adopted a written charter, which is available to security holders on Empire’s website at www.empirefinancialholdings.com.

Stockholder Communication with the Board of Directors

The Board has established a process to receive communications from stockholders. Stockholders and other interested parties may contact any member (or all members) of the Board, or the non-management directors as a group, any Board committee or any chair of any such committee by mail or electronically. To communicate with the Board, any individual director or any group or committee of directors, correspondence should be addressed to the Board or any such individual directors or group or committee of directors by either name or title. All such correspondence should be sent c/o Corporate Secretary at 2170 West State Road 434, Suite 100, Longwood, Florida 32779. All communications received as set forth in the preceding paragraph will be opened by the Corporate Secretary of the Company for the sole purpose of determining whether the contents represent a message to our directors. Any contents that are not in the nature of advertising, promotions of a product or service, patently offensive material or matters deemed inappropriate for the Board will be forwarded promptly to the addressee. In the case of communications to the Board or any group or committee of directors, the Company’s Corporate Secretary will make sufficient copies of the contents to send to each director who is a member of the group or committee to which the envelope or e-mail is addressed.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Our voting securities outstanding on August 10, 2007 consisted of 11,035,184 shares of common stock, 7,062 shares of Series C Preferred Stock, entitled to an aggregate of 353,100 votes; and 819,987 shares of Series F Preferred Stock, entitled to an aggregate of 819,987 votes. The following table shows as of August 10, 2007, the amount of voting securities beneficially owned by:

(i)

each of our Named Executive officers (as defined in the Summary Compensation Table below),

(ii)

each of our directors

(iii)

all of our directors and executive officers as a group and

(iv)

each person known by us to beneficially own more than 5% of the total combined voting power of all voting securities.

Unless otherwise stated, the address of each holder is c/o Empire Financial Holding Company, 2170 West State Road 434, Suite 100, Longwood, Florida 32779.

Except as otherwise indicated, the persons listed below have sole voting and investment power with respect to all shares of common stock owned by them. All information with respect to beneficial ownership has been furnished to us by the respective stockholder.

Name of Beneficial Owner (1)	Number of Shares Beneficially Owned (2)	Percentage of Outstanding
Donald A. Wojnowski Jr. (3)	647,860	4.86%
Bradley L. Gordon (4)	105,566	0.79%
Steven M. Rabinovici (6,7)	5,478,180	41.07%
John C. Rudy (5)	60,000	0.45%
Kirk M. Warshaw (5)	60,000	0.45%
James M. Matthew (8)	100,000	0.75%
John J. Wilson (9)	75,000	0.56%
Stephen J. DeGroat (10)	524,118	3.93%
William F. Moreno (11)	249,688	1.87%
The Gagne First Revocable Trust (6,7)	912,600	6.84%
EFH Partners, LLC (12,13)	5,278,180	39.57%
Steven A. Horowitz (13)	5,480,680	41.09%
All directors and executive officers as a group (nine individuals)	7,300,412	54.74%

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(1)

The addresses of the persons named in this table are as follows: Donald A. Wojnowski, Steven M. Rabinovici, James M. Matthew, and John J. Wilson, 2170 West State Road 434, Suite 100, Longwood, Florida 32779; Bradley L. Gordon, 326 Evansdale Road, Lake Mary, FL 32749; John C. Rudy, 245 Main Street, Suite 2N, Matawan, NJ 07747; Kirk M. Warshaw, 47 School Avenue, Chatham Township, NJ 07928-1632; Kevin Gagne, 1911 Lake Markham Preserve Trail, Sanford, Fl 32771; Steven A. Horowitz, 400 Garden City Plaza, Garden City, NY 11530; EFH Partners, LLC, 405 Park Avenue, Suite 1401, New York, NY 10022; The Gagne First Revocable Trust, 1911 Lake Markham Preserve Trail, Sanford, Fl 32771; Stephen J. DeGroat, and William F. Moreno, Jesup & Lamont Securities Corporation, 650 Fifth Avenue New York, NY 10019.

(2)

A person is deemed to be a beneficial owner of securities that can be acquired by such person within 60 days from the filing of this proxy upon the exercise of options and warrants or conversion of convertible securities. Each beneficial owner’s percentage ownership is determined by assuming that options, warrants and convertible securities that are held by such person (but not held by any other person) and that are exercisable or convertible within 60 days from the filing of this report have been exercised or converted. Except as otherwise indicated, and subject to applicable community property and similar laws, each of the persons named has sole voting and investment power with respect to the shares shown as beneficially owned. All percentages are determined based on the number of all shares, including those underlying options, warrants and convertible securities exercisable or convertible within 60 days from the filing of this report held by the named individual, divided by 12,208,271 outstanding shares on August 10, 2007 plus those shares underlying options, warrants and convertible securities exercisable or convertible within 60 days from the filing of this report held by the named individual or the group (1,129,044 additional underlying shares), resulting in a total denominator of 13,337,315 shares.

(3)

Mr. Wojnowski owns options to purchase 425,000 shares of common stock at $2.00 per share, all of which are exercisable within 60 days from August 10, 2007.

(4)

Mr. Gordon, owns options that are currently eligible to purchase 20,000 shares at $1.10 per share, 50,000 shares at $2.05 per share, 10,000 shares at $2.82 per shares, and 8,522 shares at $3.38 per shares, as well as warrants to purchase 8,522 shares of common stock at $5.46 per share, all of which are exercisable within 60 days from August 10, 2007.

(5)

Mr. Rudy and Mr. Warshaw each own options that are currently eligible to purchase 50,000 shares of our common stock at $2.05 per share and 10,000 shares at $2.82 per share, all of which are exercisable within 60 days from August 10, 2007.

(6)

Investment making authority for the Gagne First Revocable Trust is vested in Kevin M. Gagne, Trustee. Mr. Gagne is a former chief executive officer and director of Empire Financial Holding Company. The Gagne First Revocable Trust is record owner of 550,000 shares of our common stock. 400,000 of those shares are subject to options granted by The Gagne First Revocable Trust to EFH Partners, LLC, to purchase each of those shares at an exercise price of $1.75 per share. A further 150,000 of those shares are subject to options granted by The Gagne First Revocable Trust to EFH Partners, LLC, to purchase each of those shares at an exercise price of $2.25 per share. The total 550,000 shares underlying those options are also covered by irrevocable proxies, dated May 20, 2005, delivered by The Gagne First Revocable Trust to EFH Partners, LLC, which permit EFH Partners, LLC to vote these shares on all matters, except that without the approval of The Gagne First Revocable Trust, these shares may not be voted in favor of (i) the sale of all or substantially all of our assets, (ii) our merger with any other entity or (iii) the authorization of a new employee stock option plan or an increase in the number of shares of our common stock available under any existing employee stock option plan. In addition, the Gagne First Revocable Trust’s beneficial ownership includes 7,062 shares of Series C Preferred Stock, currently convertible into 353,100 shares of our common stock, and warrants, currently exercisable, to purchase 9,500 shares of our common stock at $5.46 per share.

(7)

Includes options, currently exercisable, to purchase 200,000 shares of our common stock at $2.00 per share. As one of two Managing Members of EFH Partners, LLC, jointly with Steven M. Horowitz, Steven M. Rabinovici also has shared dispositive and voting power with respect to 4,468,180 shares of our common stock owned of record by EFH Partners, LLC, and shared dispositive power with respect to (a) warrants currently exercisable to purchase 60,000 shares of our common stock at $1.50 per share; (b) warrants currently exercisable to purchase 200,000 shares of our common stock at $2.00 per share; (c) options to purchase 400,000 shares of our common stock, at an exercise price of $1.75 per share, and (d) options to purchase 150,000 shares of our common stock, at an exercise price of $2.25 per share. Mr. Rabinovici also has shared voting power with respect to the shares underlying (c) and (d) above, which are covered by irrevocable proxies, dated May 20, 2005, delivered by The Gagne First Revocable Trust to EFH Partners, LLC, which permit EFH Partners, LLC to vote theses shares on all matters, except that without the approval of the Gagne First Revocable Trust, these shares may not be voted in favor of (i) the sale of all or substantially all of our assets, (ii) our merger with any other entity or (iii) the authorization of a new employee stock option plan or an increase in the number of shares of our common stock available under any existing employee stock option plan. (See footnote 6 above and footnotes 12 and 13 below). Warrants or options for a total of 1,010,000 of these shares are exercisable within 60 days from August 10, 2007. Mr. Rabinovici disclaims beneficial ownership of any share beneficially owned by EFH Partners, LLC, except to the extent of his pecuniary interest in such shares.

(8)

Mr. Matthew owns options to purchase 50,000 shares of common stock at $4.85 per share and 150,000 shares at $3.38 per share, of which 100,000 shares are exercisable within 60 days from August 10, 2007.

(9)

Mr. Wilson owns options to purchase 50,000 shares of common stock at $4.85 per share and 100,000 shares at $2.94 per share, of which 75,000 shares are exercisable within 60 days from August 10, 2007.

(10)

Mr. DeGroat owns options to purchase 325,000 shares of common stock at $4.67 per share. None of the options are exercisable within 60 days from August 10, 2007.

(11)

Mr. Moreno owns options to purchase 175,000 shares of common stock at $4.67 per share. None of the options are exercisable within 60 days from August 10, 2007.

(12)

Includes warrants currently exercisable to purchase 60,000 shares of our common stock at $1.50 per share and warrants currently exercisable to purchase 200,000 shares of our common stock at $2.00 per share. Also includes options, currently exercisable, to purchase (i) 400,000 shares of our common stock at an exercise price of $1.75 per share, and (ii) 150,000 shares of our common stock, at an exercise price of $2.25 per share. The shares underlying these options are held of record by The Gagne First Revocable Trust, and are also covered by irrevocable proxies, dated May 20, 2005, delivered by The Gagne First Revocable Trust to EFH Partners, LLC, which permit EFH Partners, LLC to vote these shares on all matters, except that without the approval of The Gagne First Revocable Trust, these shares may not be voted in favor of (i) the sale of all or substantially all of our assets, (ii) our merger with any other entity or (iii) the authorization of a new employee stock option plan or an increase in the number of shares of our common stock available under any existing employee stock option plan. EFH Partners, LLC is an affiliated entity and a major shareholder. Steven M. Rabinovici, our Chairman, is one of its two managing members. Investment making authority for the EFH Partners, LLC is vested in Steven M. Rabinovici and Steven M. Horowitz, managing members. EFH Partners, LLC, purchased the stock in the ordinary course of business, and at the time of purchase of the stock to be resold, had no agreements or understandings directly or indirectly with any person to sell the stock.

(13)

Steven A. Horowitz, as one of two Managing Members of EFH Partners, LLC, jointly with Steven M. Rabinovici, has shared dispositive and voting power with respect to 4,468,180 shares of our common stock owned of record by EFH Partners, LLC, and shared dispositive power with respect to (a) warrants currently exercisable to purchase 60,000 shares of our common stock at $1.50 per share; (b) warrants currently exercisable to purchase 200,000 shares of our common stock at $2.00 per share; (c) options to purchase 400,000 shares of our common stock, at an exercise price of $1.75 per share, and (d) options to purchase 150,000 shares of our common stock, at an exercise price of $2.25 per share. Mr. Horowitz also has shared voting power with respect to the shares underlying (c) and (d) above, which are covered by irrevocable proxies, dated May 20, 2005, delivered by The Gagne First Revocable Trust to EFH Partners, LLC, which permit EFH Partners, LLC to vote theses shares on all matters, except that without the approval of the Gagne First Revocable Trust, these shares may not be voted in favor of (i) the sale of all or substantially all of our assets, (ii) our merger with any other entity or (iii) the authorization of a new employee stock option plan or an increase in the number of shares of our common stock available under any existing employee stock option plan. (See footnote 6, 7 and 12 above). Warrants or options for a total of 810,000 of these shares are exercisable within 60 days from August 10, 2007. Mr. Horowitz, jointly with Lynn Diamond, as trustees of 3111 Broadway Reality Corp. Charitable Remainder Trust, has dispositive power with respect to warrants, currently exercisable to purchase 140,000 shares of our common stock at $3.10 per share, and warrants, currently exercisable, to purchase 62,500 shares of our common stock at $5.46 per share, beneficially owned by 3111 Broadway Reality Corp. Charitable Remainder Trust. Mr. Horowitz disclaims beneficial ownership of any shares beneficially owned by EFH Partners, LLC and 3111 Broadway Reality Corp. Charitable Remainder Trust, except to the extent of his pecuniary interest in such shares.

EXECUTIVE OFFICERS

The following table sets forth the names, ages and principal positions of our executive officers other than Messrs. Wojnowski and Rabinovici as of August 1, 2007. Information regarding Messrs. Wojnowski and Rabinovici is presented above.

NAME	AGE	POSITION
James M. Matthew	53	Chief Financial Officer and Secretary
John J. Wilson	58	Vice President and Chief Compliance Officer of Empire Financial Group Inc.
Stephen J. DeGroat	57	Chairman of Jesup & Lamont Securities Corporation
William F. Moreno	47	President and CEO of Jesup & Lamont Securities Corporation

James M. Matthew was elected as our Chief Financial Officer and Secretary in May 2006. From January 2000 through April 2006, Mr. Matthew was the Chief Financial Officer of two privately held companies. Prior to 2000, he was with KPMG for 20 years, serving primarily in that Firm’s Global Transactions Group. Mr. Matthew is a certified public accountant and is a licensed Series 7 Broker and Series 24 Principal.

John J. Wilson was appointed our Vice President and Chief Compliance Officer in November 2005. Prior to joining Empire Financial Group, Inc., Mr. Wilson was Director of Compliance for National Securities Corporation from July of 2003 until November of 2005. From December 2000 through November 2003, Mr. Wilson served in the same capacity with Weatherly Securities Corporation.

Stephen J. DeGroat is Chairman of Jesup & Lamont Securities Corporation. Mr. DeGroat joined the Company in the acquisition of Jesup on November 10, 2006, having served in this same capacity with Jesup prior to the acquisition since April 2002. Prior to holding his current position Mr. DeGroat was Chairman of Jesup’s predecessor company, Broadmark Capital Corp.

William F. Moreno is President and CEO of Jesup & Lamont Securities Corporation. Mr. Moreno joined the Company in the acquisition of Jesup on November 10, 2006, having served in this same capacity with Jesup prior to the acquisition since April 2002. Prior to holding his current position Mr. Moreno was Vice President of Finance of Jesup’s predecessor company, Broadmark Capital Corp., a position he held from March 2001.

COMPENSATION OF DIRECTORS AND OFFICERS

AND RELATED MATTERS

Executive Compensation

The following Summary Compensation Table sets forth all compensation earned, in all capacities, during the fiscal year ended December 31, 2006 by our (i) principal executive officer, and (ii) executive officers, other than the principal executive officer, whose salaries for the 2006 fiscal year as determined by Regulation S-B, Item 402, exceeded $100,000 (the individuals falling within categories (i) and (ii) are collectively referred to as the “Named Executive Officers”).

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards (7) ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Donald A. Wojnowski Jr.	2006	240,000	187,150	—	134,178	—	—	6,947	568,275
President, CEO &	2005	240,000	64,416	—	94,714	—	—	11,761	410,891
Director (1)
James M. Matthew	2006	93,750	19,339	—	66,521	—	—	11,181	190,791
CFO & Secretary (2)
John J. Wilson	2006	160,000	21,660	—	97,046	—	—	14,159	292,865
VP of EFG (3)	2005	12,500	—	—	2,308	—	—	—	14,808
Stephen J. DeGroat	2006	40,000	—	—	124,483	—	—	2,687	167,170
Chairman of Jesup (4)
William F. Moreno	2006	35,000	—	—	67,030	—	—	2,760	104,790
President & CEO of
Jesup (5)
Steven M. Rabinovici	2006	120,000	60,772	—	63,144	—	—	2,319	246,235
Chairman & Director (6)	2005	105,000	4,991	—	36,834	—	—	700	147,525

———————

(1)

Mr. Wojnowski served as Vice President of Business Development from September 1999 through February 2004 and was elected as President in June 2004 and elected Chief Executive Officer in July 2005. All other compensation for Mr. Wojnowski consists of Company paid health care insurance and 401K contribution.

(2)

Mr. Matthew was elected as Chief Financial Officer and Secretary in May 2006. All other compensation for Mr. Matthew consists of Company paid health care insurance and relocation expenses.

(3)

Mr. Wilson joined the Company in November 2005. All other compensation for Mr. Wilson consists of Company paid health care insurance, car allowance and relocation expenses.

(4)

Mr. DeGroat joined the Company in November 2006 through the acquisition of Jesup. All other compensation for Mr. DeGroat consists of Company paid health care insurance and car allowance.

(5)

Mr. Moreno joined the Company in November 2006 through the acquisition of Jesup. All other compensation for Mr. Moreno consists of car allowance.

(6)

Mr. Rabinovici was elected Director of Empire pursuant to the stock purchase agreement of March 8, 2005 (see “Change of Control” above) and took office as Director on May 23, 2005. He was elected Chairman of the Board in July, 2005 and in that position acts in a similar capacity to Empire’s Chief Executive Officer.

(7)

The amounts in this column reflect the expense recognized for financial statement reporting purposes for the fiscal year ended December 31, 2006, in accordance with FAS 123(R), of outstanding stock options granted as part of the stock option plan, including the effects for which would have been calculated under FAS 123(R) had it been adopted prior to 2006. The amounts reflected for Messrs DeGroat and Moreno were included in the purchase price of Jesup under the purchase accounting method. The assumptions used in calculating these amounts, as well as a description of our stock option plan, are set forth in the Footnotes to our Financial Statements for the year ended December 31, 2006, of our Annual Report on Form 10-KSB. Compensation cost is generally recognized over the vesting period of the award.

Employment Agreements

On August 2, 2005, the Company entered into a one year employment agreement with Donald A. Wojnowski. The employment agreement extends through June 1, 2007 and automatically renews on a monthly basis. The agreement can be terminated by either party with 90 days notice. Pursuant to his employment agreement, Donald A. Wojnowski was retained as President and Chief Executive Officer and his total compensation was $240,000 per year plus bonus. The agreement calls for the Company to also provide health care, 401K and any other benefits that the Company may provide to its employees.

On August 2, 2006, the Company entered into a one year employment agreement with Steven M. Rabinovici. The employment agreement extends through June 1, 2007 and automatically renews on a monthly basis. The agreement can be terminated by either party with 90 days notice. Pursuant to his employment agreement, Steven M. Rabinovici was retained as a director and Chairman of the Board and his total compensation was $120,000 per year plus bonus. The agreement was amended in January 2007 to increase the annual compensation to $240,000 per year plus bonus and re-amended in May 2007 to change the annual compensation to $120,000 per year plus bonus. The agreement calls for the Company to also provide health care, 401K and any other benefits that the Company may provide to its employees.

On May 15, 2006, the Company entered into a two year employment agreement with James M. Matthew. Pursuant to his employment agreement, James M. Matthew was retained as Chief Financial Officer and Secretary and his total compensation was $150,000 per year plus bonus. The agreement was amended in January 2007 to increase the annual compensation to $200,000 per year plus bonus. The agreement calls for the Company to also provide health care, 401K and any other benefits that the Company may provide to its employees.

On November 15, 2005, the Company entered into a one year employment agreement with John J. Wilson. The employment agreement extended through November 15, 2006 and automatically renews on a monthly basis. The agreement can be terminated by either party with 90 days notice. Pursuant to his employment agreement, John J. Wilson was retained as Vice President and Chief Compliance Officer and his total compensation was $150,000 per year plus bonus. The agreement was amended in January 2007 to increase the annual compensation to $250,000 per year plus bonus and re-amended in August 2007 to change the annual compensation to $202,000 per year plus bonus. The agreement calls for the Company to also provide health care, 401K and any other benefits that the Company may provide to its employees.

On November 10, 2006, the Company entered into a three year employment agreement with Stephen J. DeGroat. The employment agreement extends through September, 2009 and automatically renews on a monthly basis. Pursuant to his employment agreement, Stephen J. DeGroat was retained as Chairman of Jesup & Lamont Securities Corporation and his total compensation is $240,000 per year plus bonus. The agreement calls for the Company to also provide health care, car allowance, 401K and any other benefits that the Company may provide to its employees.

On November 10, 2006, the Company entered into a three year employment agreement with William F. Moreno. The employment agreement extends through September, 2009 and automatically renews on a monthly basis. Pursuant to his employment agreement, William F. Moreno was retained as President and CEO of Jesup & Lamont Securities Corporation and his total compensation is $210,000 per year plus bonus. The agreement calls for the Company to also provide car allowance, 401K and any other benefits that the Company may provide to its employees.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

		OPTION AWARDS					STOCK AWARDS
Name	Number of Securities Underlying exercised Option (#) Exercisable	Number of Securities Underlying Unexercised Options (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Options Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#)
Donald A.	125,000	—	—	2.00	6/15/2013	—	—	—	—
Wojnowski Jr.	150,000	150,000	—	2.00	6/1/2015	—	—	—	—
James M.	—	50,000	—	4.85	5/9/2011	—	—	—	—
Matthew	—	150,000	—	3.38	8/24/2011	—	—	—	—
John J.	50,000	50,000	—	2.94	11/15/2015	—	—	—	—
Wilson	—	50,000	—	4.85	5/9/2016	—	—	—	—
Stephen J.	—	325,000	—	4.67	11/10/2016	—	—	—	—
DeGroat
William F.	—	175,000	—	4.67	11/10/2016	—	—	—	—
Moreno
Steven M.	100,000	100,000	—	2.00	6/1/2015	—	—	—	—
Rabinovici

The unexercisable options generally vest over a 2 - 3 year period from date of grant.

The following table presents a summary of the compensation paid to the members of our Board of Directors during the fiscal year ended December 31, 2006. Except as listed below, no other compensation was paid to our Directors.

DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Defrred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Bradley L. Gordon	11,500	—	33,050	—	—	—	44,550
John C. Rudy	11,500	—	24,299	—	—	—	35,799
Kirk M. Warshaw	11,500	—	24,299	—	—	—	35,799

———————

(1)

The amounts in this column reflect the expense recognized for financial statement reporting purposes for the fiscal year ended December 31, 2006, in accordance with FAS 123(R), of outstanding stock options granted as part of the stock option plan, including the effects for which would have been calculated under FAS 123(R) had it been adopted prior to 2006. The assumptions used in calculating these amounts, as well as a description of our stock option plan, are set forth in the Footnotes to our Financial Statements for the year ended December 31, 2006, of our Annual Report on Form 10-KSB. Compensation cost is generally recognized over the vesting period of the award.

Compensation

Non-affiliated directors receive annual compensation in the amount of (i) $5,000 per year in cash to be paid by the Company quarterly in arrears (pro-rated for partial periods served by any non-affiliate director), (ii) $500 in cash for attendance at meetings of the Board of Directors and (iii) $250 in cash for attendance at meetings of any committees of the Board of Directors. However, neither affiliated directors nor directors who are also employed by the Company receive any fee or compensation for their services as directors. All members of the Board of Directors receive reimbursement for reasonable travel-related expenses actually incurred in connection with their attendance at meetings of the Board of Directors.

Options

Directors are eligible to receive options under our Amended and Restated 2000 Incentive Compensation Plan. Additionally, upon a person’s election as a non-affiliated director, such non-affiliated director is automatically granted an option to purchase 25,000 shares of our common stock or more, at the discretion of management, as well as an automatic annual grant of an option to purchase 25,000 shares of our common stock on each anniversary of the date such non-affiliated director was first elected as one of our directors.

Compliance with Section 16(A) of The Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers, and persons who own more than 10% of our outstanding common stock, to file with the SEC, initial reports of ownership and reports of changes in ownership of our equity securities. Such persons are required by SEC regulations to furnish us with copies of all suchreports they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us and written or oral representations that no other reports were required for such persons, our officers, directors and greater than 10% beneficial owners are in compliance with all applicable Section 16(a) filing requirements in 2006.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The following is a discussion of certain relationships and related transactions since the beginning of the Company’s fiscal year ended December 31, 2006. In the opinion of management, the terms of these transactions were as fair to the Company as could have been made with unrelated parties.

2006:

●

We redeemed 4,989 shares of Series E convertible preferred stock for $374,363. The remaining 8,344 shares of Series E stock were converted to 178,290 shares of common stock. These shares had been held by Steven M. Horowitz, one of two managing members of EFH Partners.

●

The 7,000 outstanding shares of Series B convertible preferred stock, owned by EFH Partners, were converted into 1,166,666 shares of common stock.

●

We issued a $1 million short term note to EFH Partners. This note was extended on February 28, 2007 to a new maturity date of April 1, 2008. The new note bears interest at 4%, is payable on maturity and is subordinated to all other debt.

AUDIT COMMITTEE REPORT

The Audit Committee is comprised of three independent directors, Kirk M. Warshaw, Bradley L. Gordon and John C. Rudy, and operates pursuant to its Charter. During the 2006 fiscal year, the Audit Committee held 5 meetings with the independent auditors. The Audit Committee’s purpose is to assist the Board in its oversight of (i) the integrity of our financial statements, (ii) our compliance with legal and regulatory requirements, (iii) our independent auditors’ qualifications and independence, and (iv) the performance of our internal audit function and independent auditors to decide whether to appoint, retain or terminate our independent auditors, and to pre-approve all audit, audit-related and other services, if any, to be provided by the independent auditors; and to prepare this Report. The Board has determined that each member of the Audit Committee is “independent” within the meaning of the rules of both the American Stock Exchange and the Securities and Exchange Commission (“SEC”). The Board has also determined that each member is financially literate and at least one member of the Audit Committee has accounting or related financial management expertise, as such qualifications are defined under the rules of the AMEX, and that Kirk M. Warshaw and John C. Rudy qualify as an “audit committee financial expert” within the meaning of the rules of the SEC.

Management is responsible for the preparation, presentation and integrity of our financial statements, accounting and financial reporting principles and the establishment and effectiveness of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for performing an independent audit of the financial statements in accordance with generally accepted auditing standards. The independent auditors have free access to the Audit Committee to discuss any matters they deem appropriate.

In performing its oversight role, the Audit Committee has considered and discussed the audited financial statements with management and the independent auditors. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, and has discussed with the auditors the auditors’ independence. All non-audit services performed by the independent auditors must be specifically pre-approved by the Audit Committee or a member thereof.

During 2006 fiscal year, the Audit Committee performed all of its duties and responsibilities under the Charter. In addition, based on the reports and discussions described in this Report, the Audit Committee recommended to the Board that the audited financial statements of Empire for the 2006 fiscal year be included in its Annual Report on Form 10-KSB for such fiscal year.

Submitted by the Audit Committee

Kirk M. Warshaw

Bradley L. Gordon

John C. Rudy

Recommendation of the Board of Directors

The Board of Directors recommends that the stockholders vote FOR the election of directors.

APPROVAL OF THE 2007 INCENTIVE COMPENSATION PLAN

(Item 2 on the Proxy Card)

BACKGROUND AND PURPOSE

The Empire Financial Holding Company 2007 Incentive Compensation Plan (the “Plan”), was adopted by our board of directors on June 7, 2007. The purpose of the Plan is to provide an additional incentive to attract and retain qualified competent persons who provide management services and upon whose efforts and judgment our success is largely dependent, through the encouragement of stock ownership in us by these persons.

Though stockholder approval of the Plan is not required under Florida corporate law, the affirmative vote of a majority of shares of common stock present or represented and entitled to vote at the 2007 Annual Meeting is required as a condition for listing these shares on the AMEX, and in order to allow us to grant Incentive Stock Options under the Plan in accordance with the Internal Revenue Code. The Plan was approved on [date], 2007 by our Board, subject to stockholder approval. The Plan is set forth at Appendix A. If the plan amendment is approved by our stockholders, the Plan will become effective immediately.

SUMMARY OF PROPOSED PLAN

Shareholder approval is sought to approve the Plan, which will provide for 4,000,000 shares of our common stock to be eligible for grant of awards under the Plan.

The following is a summary of certain principal features of the Plan as amended and restated. This summary is qualified in its entirety by reference to the complete text of the Plan. Shareholders are urged to read the actual text of the Plan in its entirety.

SHARES AVAILABLE FOR AWARDS; ANNUAL PER-PERSON LIMITATIONS.

Under the Plan, the total number of shares of our common stock that may be subject to the granting of awards under the Plan at any time during the term of the Plan is equal to 4,000,000 shares, subject to adjustments in certain circumstances, plus the number of shares that are surrendered in payment of any awards or any tax withholding requirements. In addition, the Plan limits the maximum amount of shares that may be subject to awards under the Plan granted to any one individual per year to 750,000 shares.

The committee that administers the Plan is authorized to adjust the limitations described above and is authorized to adjust outstanding awards, including adjustments to exercise prices of options and other affected terms of awards, in the event that a dividend or other distribution, whether in cash, shares of our common stock or other property, recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange or other similar corporate transaction or event affects our common stock so that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of participants. The committee is also authorized to adjust performance conditions and other terms of awards in response to these kinds of events or in response to changes in applicable laws, regulations or accounting principles.

ELIGIBILITY.

The persons eligible to receive awards under the Plan are officers, directors, employees and independent consultants or advisors to us and our subsidiaries. As of July 1, 2007, approximately 100 persons were eligible to participate in the Plan.

ADMINISTRATION.

The Plan is to be administered by our board of directors or if so designated by the board, a committee consisting of not less than two directors, each member of which must be a “non-employee director” as defined under Rule 16b-3 under the Exchange Act and an “outside director” for purposes of Section 162(m) of the Code. However, except as otherwise required to comply with Rule 16b-3 of the Exchange Act, or Section 162(m) of the Code, the

board may exercise any power or authority granted to the committee. Subject to the terms of the Plan, the committee or the board is authorized to select eligible persons to receive awards, determine the type and number of awards to be granted and the number of shares of our common stock to which awards will relate, specify times at which awards will be exercisable or settleable, including performance conditions that may be required as a condition thereof, set other terms and conditions of awards, prescribe forms of award agreements, interpret and specify rules and regulations relating to the Plan, and make all other determinations that may be necessary or advisable for the administration of the Plan. As per its authority under the Plan, the committee has authorized management to issue up to 20,000 options per eligible person per fiscal year without the committee’s approval.

STOCK OPTIONS AND STOCK APPRECIATION RIGHTS.

The board or the committee is authorized to grant stock options, including both incentive stock options, or ISOs, which can result in potentially favorable tax treatment to the participant, and non-qualified stock options, and stock appreciation rights or SARs entitling the participant to receive the amount by which the fair market value of a share of our common stock on the date of exercise exceeds the grant price of the SAR. The exercise price per share subject to an option and the grant price of an SAR are determined by the board or the committee, but in the case of an ISO, must not be less than the fair market value of a share of our common stock on the date of grant; provided, that the price per share of an ISO granted to an employee who at the time of grant owns more than 10% of our total combined voting stock or of any of our subsidiaries, as the case may be, cannot be less than 110% of the fair market value of a share of our common stock on the date of grant. For purposes of the Plan, the term “fair market value” means the fair market value of our common stock, awards or other property as determined by the committee or the board or under procedures established by the committee or the board. The maximum term of each option or SAR, the times at which each option or SAR will be exercisable, and provisions requiring forfeiture of unexercised options or SARs at or following termination of employment generally are fixed by the committee or the board, except that no option or SAR may have a term exceeding ten years. Options may be exercised by payment of the exercise price in cash, or with the consent of the board or committee, shares of our common stock or a promissory note payable to us and outstanding awards or other property having a fair market value equal to the exercise price. Methods of exercise and settlement and other terms of the SARs are determined by the committee or the board.

RESTRICTED STOCK.

The committee or the board is authorized to grant restricted stock. Restricted stock is a grant of shares of common stock which may not be sold or disposed of, and which may be forfeited in the event of certain terminations of employment, prior to the end of a restricted period specified by the committee or the board. A participant granted restricted stock generally has all of the rights of our shareholders, unless otherwise determined by the committee or the board.

OTHER TERMS OF AWARDS.

The committee or the board may condition any payment relating to an award on the withholding of taxes and may provide that a portion of any shares of our common stock or other property to be distributed will be withheld, or previously acquired shares of our common stock or other property be surrendered by the participant, to satisfy withholding and other tax obligations. Awards granted under the Plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant’s death, except that the committee or the board may, in its discretion, permit transfers for estate planning or other purposes subject to any applicable restrictions under Rule 16b-3.

Awards under the Plan are generally granted without a requirement that the participant pay consideration in the form of cash or property for the grant, as distinguished from the exercise, except to the extent required by law. The committee or the board may, however, grant awards in exchange for other awards under the Plan, awards under any other of our plans, or other rights to payment from us, and may grant awards in addition to and in tandem with such other awards, rights or other awards.

AMENDMENT AND TERMINATION.

The board of directors may amend, alter, suspend, discontinue or terminate the Plan or the committee’s authority to grant awards without further shareholder approval, except shareholder approval must be obtained for any amendment or alteration if such approval is required by law or regulation or under the rules of any stock exchange or quotation system on which shares of our common stock are then listed or quoted. Therefore, shareholder approval may not necessarily be required for every amendment to the Plan which might increase the cost of the Plan or alter the eligibility of persons to receive awards. Shareholder approval will not be deemed to be required under laws or regulations, such as those relating to ISOs, that condition favorable treatment of participants on such approval, although the board may, in its discretion, seek shareholder approval in any circumstance in which it deems such approval advisable. Unless earlier terminated by the board, the Plan will terminate at such time as no shares of our common stock remain available for issuance under the Plan and we have no further rights or obligations with respect to outstanding awards under the Plan.

FEDERAL INCOME TAX CONSEQUENCES OF AWARDS.

The Plan is not qualified under the provisions of section 401(a) of the Code, and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

NONQUALIFIED STOCK OPTIONS

On exercise of a nonqualified stock option granted under the Plan, an optionee will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the shares of our common stock acquired on exercise of the option over the exercise price. If the optionee is our employee, that income will be subject to the withholding of federal income tax. The optionee’s tax basis in those shares will be equal to their fair market value on the date of exercise of the option, and his holding period for those shares will begin on that date.

If an optionee pays for shares of stock on exercise of an option by delivering shares of our common stock, the optionee will not recognize gain or loss on the shares delivered, even if their fair market value at the time of exercise differs from the optionee’s tax basis in them. However, the optionee will be taxed on the exercise of the option in the manner described above as if he or she had paid the exercise price in cash. If a separate identifiable stock certificate is issued for the number of shares equal to the number of shares delivered upon exercise of the option, the optionee’s tax basis in the shares represented by that certificate will be equal to his tax basis in the shares delivered and his holding period for those shares will include his holding period for the shares delivered. The optionee’s tax basis and holding period for the additional shares received on exercise of the option will be the same as if the optionee had exercised the option solely in exchange for cash.

We will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income taxable to the optionee, provided that amount constitutes an ordinary and necessary business expense for us and is reasonable in amount, and either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.

INCENTIVE STOCK OPTIONS

The Plan provides for the grant of stock options that qualify as “incentive stock options” as defined in section 422 of the Code. Under the Code, an optionee generally is not subject to tax upon the grant or exercise of an incentive stock option. In addition, if the optionee holds a share received on exercise of an incentive stock option for at least two years from the date the option was granted and at least one year from the date the option was exercised, a time period referred to as the “Required Holding Period,” the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder’s tax basis in that share will be long-term capital gain or loss.

If, however, an optionee disposes of a share acquired on exercise of an incentive stock option before the end of the Required Holding Period, which is a “Disqualifying Disposition,” the optionee generally will recognize ordinary income in the year of the Disqualifying Disposition equal to the excess, if any, of the fair market value of the share on the date the incentive stock option was exercised over the exercise price. If, however, the Disqualifying

Disposition is a sale or exchange on which a loss, if realized, would be recognized for federal income tax purposes, and if the sales proceeds are less than the fair market value of the share on the date of exercise of the option, the amount of ordinary income recognized by the optionee will not exceed the gain, if any, realized on the sale. If the amount realized on a Disqualifying Disposition exceeds the fair market value of the share on the date of exercise of the option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

An optionee who exercises an incentive stock option by delivering shares of our common stock acquired previously pursuant to the exercise of an incentive stock option before the expiration of the Required Holding Period for those shares is treated as making a Disqualifying Disposition of those shares. This rule prevents “pyramiding” the exercise of an incentive stock option without the imposition of current income tax. Pyramiding is the exercising an incentive stock option for one share and using that share, and others so acquired, to exercise successive incentive stock options.

For purposes of the alternative minimum tax, the amount by which the fair market value of a share of our common stock acquired on exercise of an incentive stock option exceeds the exercise price of that option generally will be an adjustment included in the optionee’s alternative minimum taxable income for the year in which the option is exercised. If, however, there is a Disqualifying Disposition of the share in the year in which the option is exercised, there will be no adjustment with respect to that share. If there is a Disqualifying Disposition in a later year, no income with respect to the Disqualifying Disposition is included in the optionee’s alternative minimum taxable income for that year. In computing alternative minimum taxable income, the tax basis of a share acquired on exercise of an incentive stock option is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the option is exercised.

We are not allowed an income tax deduction with respect to the grant or exercise of an incentive stock option or the disposition of a share acquired on exercise of an incentive stock option after the Required Holding Period. However, if there is a Disqualifying Disposition of a share, we are allowed a deduction in an amount equal to the ordinary income includible in income by the optionee, provided that amount constitutes an ordinary and necessary business expense for us and is reasonable in amount, and either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.

STOCK AWARDS

Generally, the recipient of a stock award will recognize ordinary compensation income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is non-vested when it is received under the Plan, for example, if the employee is required to work for a period of time in order to have the right to sell the stock, the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary compensation income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within thirty (30) days of his or her receipt of the stock award, to recognize ordinary compensation income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient in exchange for the stock.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired as stock awards will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested. Upon the disposition of any stock received as a stock award under the Plan, the difference between the sale price and the recipient’s basis in the shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if the shares have been held for more the one year from the date as of which he or she would be required to recognize any compensation income.

STOCK APPRECIATION RIGHTS

Under the Plan, we may grant SARs separate from any other award, known as “Stand-Alone SARs,” or in tandem with options, known as “Tandem SARs.” Generally, the recipient of a Stand-Alone SAR will not recognize any taxable income at the time the Stand-Alone SAR is granted.

With respect to Stand-Alone SARs, if the recipient receives the appreciation inherent in the SARs in cash, the cash will be taxable as ordinary compensation income to the recipient at the time that the cash is received. If the recipient receives the appreciation inherent in the SARs in shares of our common stock, the recipient will recognize ordinary compensation income equal to the excess of the fair market value of our common stock on the day it is received over any amounts paid by the recipient for shares of our common stock.

With respect to Tandem SARs, if the recipient elects to surrender the underlying option in exchange for cash or shares of common stock equal to the appreciation inherent in the underlying option, the tax consequences to the recipient will be the same as discussed above relating to the Stand-Alone SARs. If the recipient elects to exercise the underlying option, the holder will be taxed at the time of exercise as if he or she had exercised a nonqualified stock option, i.e., the recipient will recognize ordinary income for federal tax purposes measured by the excess of the then fair market value of the shares of our common stock over the exercise price.

In general, there will be no federal income tax deduction allowed to us upon the grant or termination of Stand-Alone SARs or Tandem SARs. However, upon the exercise of either a Stand-Alone SAR or a Tandem SAR, we will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that the employee is required to recognize as a result of the exercise, provided that the deduction is not otherwise disallowed under the Code.

SECTION 162 LIMITATIONS

The Omnibus Budget Reconciliation Act of 1993 added Section 162(m) to the Code, which generally disallows a public company’s tax deduction for compensation to covered employees in excess of $1 million in any tax year beginning on or after January 1, 1994. Compensation that qualifies as “performance-based compensation” is excluded from the $1 million deductibility cap, and therefore remains fully deductible by the company that pays it. We intend that options granted to employees whom the committee expects to be covered employees at the time a deduction arises in connection with options, will qualify as such “performance-based compensation,” so that options will not be subject to the Section 162(m) deductibility cap of $1 million. Future changes in Section 162(m) or the regulations thereunder may adversely affect our ability to ensure that options under the Plan will qualify as “performance-based compensation” that is fully deductible by us under Section 162(m).

IMPORTANCE OF CONSULTING TAX ADVISER

The information set forth above is a summary only and does not purport to be complete. In addition, the information is based upon current federal income tax rules and therefore is subject to change when those rules change. Moreover, because the tax consequences to any recipient may depend on his particular situation, each recipient should consult his tax adviser as to the federal, state, local and other tax consequences of the grant or exercise of an award or the disposition of our common stock acquired as a result of an award.

Other Information

A new plan benefits table, as described in the SEC’s proxy rules, is not provided because all awards to be made under the Plan are discretionary. Furthermore, we do not have any existing obligations or current plans to grant awards under the Plan once it has been approved by the our shareholders. The board believes that awards granted under the Plan will be awarded primarily to those persons who possess a capacity to contribute significantly to our successful performance. Approximately 100 persons are currently eligible for grant of awards under the Plan. Therefore, it cannot be determined at this time what grants, if any, will be made to any person or group of persons under the Plan if the Plan is approved by our shareholders.

Equity Compensation Plan Information

The following table provides information as of December 31, 2006 with respect to compensation plans, including individual compensation arrangements, under which our common stock is authorized for issuance. The following table provides information only with respect to our existing 2000 Incentive Compensation Plan, and not with respect to the new Plan.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	3,449,143	$3.14	550,857
Equity compensation plans not approved by security holders	—	—	—
Total	3,449,143	$3.14	550,857

VOTE REQUIRED. The adoption of the 2007 Plan will be decided by an affirmative vote of a majority of the votes cast, either in person or by proxy, at the meeting by the holders of the outstanding shares of our common stock (one vote per share).

Recommendation of the Board of Directors

The Board of Directors recommends that the stockholders vote FOR the adoption of the Company’s 2007 Incentive Compensation Plan.

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

(Item 3 on the Proxy Card)

Empire is seeking stockholder ratification of the appointment of Miller Ellin & Company, LLP as its independent public accountants for 2007. Empire engaged Miller Ellin & Company, LLP as its Independent Registered Public Accounting Firm on October 14, 2005 and Miller Ellin & Company, LLP audited Empire’s financial statements for the fiscal years ended December 31, 2005 and December 31, 2006. The report of Miller Ellin & Company, LLP with respect to Empire’s financial statements appear in Empire’s Annual Report for the fiscal year ended December 31, 2006.

In the event the stockholders fail to ratify the appointment of Miller Ellin & Company, LLP the Audit Committee may reconsider its selection. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent auditing firm at any time during the year if the Audit Committee believes that such a change would be in our best interests and in the best interests of our stockholders. A representative of Miller Ellin & Company, LLP will attend the 2007 Annual Meeting and will have an opportunity to make a statement if he desires to do so and will be available to respond to appropriate questions from stockholders.

Sweeney, Gates & Co. audited Empire’s financial statements from 1999 through 2004. The reports of Sweeney, Gates & Co. with respect to Empire’s financial statements did not contain an adverse opinion or disclaimer of opinion and were not modified as to uncertainty, audit scope or accounting principles.

The decision to change accountants was approved by the Registrant’s Audit Committee and its Board as a whole. During the period prior to October 14, 2005, when Empire engaged Miller Ellin & Company, LLP as its Independent Registered Public Accounting Firm and dismissed Sweeney, Gates & Co., there were no disagreements with Sweeney, Gates & Co. on accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Sweeney, Gates & Co., would have caused Sweeney, Gates & Co. to make reference to the subject matter of the disagreement in connection with their report.

During the period preceding the engagement of Miller Ellin & Company, LLP neither the Registrant, nor anyone on its behalf, has consulted Miller Ellin & Company, LLP regarding: (i) the application of accounting principles to a specific completed or proposed transaction, or the type of audit opinion that might be rendered on the Registrant’s financial statements, which consultation resulted in the providing of a written report or oral advice concerning the same to the Registrant that was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Rule 304(a)(1)(iv) of Regulation S-B promulgated under the Securities Act of 1933, as amended).

Audit Committee Matters and Fees Paid to Independent Auditors

Audit Fees

The aggregate fees billed for professional services rendered by Miller Ellin & Company, LLP and Sweeney, Gates & Co. for the audit of our annual financial statements and for the review of our interim financial statements, which are included in our Annual Report on Form 10-KSB and in our Quarterly Reports on Form 10-QSB, and services that are normally provided in connection with statutory and regulatory filings or engagements for fiscal year 2006 were $77,294 to Miller Ellin & Company, LLP and for fiscal year 2005 were $81,413 to Sweeney, Gates & Co. and $166,890 to Miller Ellin & Company, LLP.

Audit-Related Fees

The aggregate fees for assurance and related services billed by the firms that were reasonably related to the performance of the audit or review of our financial statements and are not reported under Audit Fees above for fiscal year 2006 were $134,672 paid to Miller Ellin & Company, LLP. For fiscal year 2005 we paid $63,282 paid to Miller Ellin & Company, LLP with no audit related fees paid to Sweeney, Gates & Co.

Tax Fees

The aggregate fees billed for professional services for tax compliance, tax advice and tax planning by Miller, Ellin & Company were $29,434 for fiscal year 2006 and $25,325 by Ohab and Company for fiscal year 2005.

All Other Fees

There were fees in the amount of $31,021 and $2,944 in 2006 and 2005, respectively, billed by Miller Ellin & Company for products and services other than the above.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee charter provides that the Audit Committee will pre-approve audit services and non-audit services to be provided by our independent auditors before the accountant is engaged to render these services. The Audit Committee may consult with management in the decision-making process, but may not delegate this authority to management. The Audit Committee may delegate its authority to preapprove services to one or more committee members, provided that the designees present the pre-approvals to the full committee at the next committee meeting. All audit and non-audit services performed by our independent accountants have been pre-approved by our Audit Committee to assure that such services do not impair the auditors’ independence from us.

Recommendation of the Board of Directors

The Board of Directors recommends that the stockholders vote FOR the ratification of the appointment of the independent auditors.

AMENDMENT TO THE ARTICLES OF INCORPORATION TO CHANGE THE NAME
OF THE COMPANY TO “JESUP & LAMONT, INC.”

(Item 4 on Proxy Card)

The Company’s Charter currently specifies that the name of the Company is “Empire Financial Holding Company”. On June 7, 2007, our Board adopted a resolution, subject to stockholder approval, to amend Article First of our Charter to change the Company’s name to “Jesup & Lamont, Inc.” (the “Charter Amendment”).

For over 125 years, “Jesup & Lamont” has been an established and recognized name in the brokerage and investment banking industry. The Company acquired Jesup & Lamont Securities Corporation in November 2006 and in connection therewith it also acquired all rights to the “Jesup & Lamont” name. Management and the Board believe that changing the Company’s name to “Jesup & Lamont, Inc.” will have a positive impact on the growth and expansion of its business. Accordingly, the Charter Amendment would be in the Company’s and its stockholders’ best interest.

The Board unanimously recommends a vote FOR the Charter Amendment.

OTHER BUSINESS

As of the date of this Proxy Statement, we know of no other business that will be presented for consideration at the 2007 Annual Meeting other than the items referred to above. If any other matter is properly brought before the 2007 Annual Meeting for action by stockholders, the persons designated as proxies will vote all shares in accordance with the recommendation of the Board or, in the absence of such a recommendation, in accordance with their best judgment.

ADDITIONAL INFORMATION

Householding

The SEC’s rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. Some brokers household proxy materials and annual reports, delivering a single proxy statement and annual report to multiple stockholders sharing an address, although each stockholder will receive a separate proxy card. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If at any time you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your broker. If you would like to receive a separate copy of this year’s Proxy Statement or Annual Report, please address your request for delivery of the Proxy Statement and/or Annual Report to James Matthew, Secretary, Empire Financial Holding Company, 2170 West State Road 434, Suite 100, Longwood, Florida 32779.

Requirements, Including Deadlines, for Submission of Proxy Proposals, Nomination of Directors and Other Business of Stockholders

Stockholders interested in presenting a proposal for consideration at the Annual Meeting of stockholders in 2008 must follow the procedures found in Rule 14a-8 under the Exchange Act. To be eligible for inclusion in the Company’s 2008 proxy materials, all qualified proposals must be received by our Corporate Secretary no later than May 31, 2008. A stockholder who wishes to make a proposal at the next Annual Meeting without including the proposal in our proxy statement must notify our Corporate Secretary at our principal executive offices not later than the close of business on July 30, 2008 nor earlier than the close of business on June 30, 2008; provided, however, that if the date of the 2008 annual meeting is more than 30 days before or more than 30 days after September 28, 2008, notice by the shareholder to be timely must be so delivered not later than the close of business on the later of (i) the 90th day prior to the 2008 annual meeting or (ii) the 10th day following the day on which public announcement of the date of the 2008 annual meeting is first made. If a stockholder fails to give notice by this date, then the persons named as proxies in the proxies solicited by us for the next Annual Meeting will have discretionary authority to vote on the proposal. Stockholder proposals should be addressed to James Matthew, Secretary, Empire Financial Holding Company, 2170 West State Road 434, Suite 100, Longwood, Florida 32779.

EVERY STOCKHOLDER, WHETHER OR NOT HE OR SHE EXPECTS TO ATTEND THE ANNUAL MEETING IN PERSON, IS URGED TO EXECUTE THE PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE.

Annual Report

The Company’s Annual Report to Stockholders for the year ended December 31, 2006, including Audited Financial Statements, has been mailed with this proxy material. We will provide without charge to each person being solicited by this Proxy Statement, on the written request of any such person, a copy of our Annual Report on Form 10-KSB for the year ended December 31, 2006 including the financial statements and financial statement schedules included therein. We will also furnish any exhibit to our Annual Report on Form 10-KSB if specifically requested. All such requests should be directed to James Matthew, Secretary, Empire Financial Holding Company, 2170 West State Road 434, Suite 100, Longwood, Florida 32779.

By order of the Board of Directors

Steven M. Rabinovici
Chairman of the Board

August 23, 2007

APPENDIX A

EMPIRE FINANCIAL HOLDING COMPANY
2007 INCENTIVE COMPENSATION PLAN

1. DEFINITIONS: As used herein, the following definitions shall apply:

(a) “Administrator” shall mean the Board of Directors or the Committee if the Board of Directors, in its sole discretion, designates the Committee to administer the Plan.

(b) “Board of Directors” shall mean the Board of Directors of the Corporation.

(c) “Committee” shall mean the Compensation Committee designated by the Board of Directors of the Corporation, or such other committee as shall be specified by the Board of Directors to perform the functions and duties of the Committee under the Plan; provided, however, that the Committee shall comply with the requirements of (i) Rule 16b-3 of the Rules and Regulations under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and (ii) Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations thereunder.

(d) “Corporation” shall mean Empire Financial Holding Company, a Florida corporation, or any successor thereof.

(e) “Director” shall mean a member of the Board of Directors or a member of the board of directors of any Related Entity.

(f) “Discretion” shall mean in the sole discretion of the Administrator, with no requirement whatsoever that the Administrator follow past practices, act in a manner consistent with past practices, or treat a key employee, consultant or advisor in a manner consistent with the treatment afforded other key employees, consultants or advisors with respect to the Plan.

(g) “Eligible Participant” shall mean an employee of the Corporation or any Related Entity, Director (including, without limitation, an Outside Director), Officer, or consultant or advisor of the Corporation; provided, however, that any such consultant or advisor must be a natural person who has provided bona fide services to the Corporation and such services are not in connection with the offer or sale of securities in a capital raising transaction and do no directly or indirectly promote or maintain a market for the Corporation’s securities.

(h) “Incentive Option” shall mean an option to purchase Common Stock of the Corporation which meets the requirements set forth in the Plan and also meets the definition of an incentive stock option within the meaning of Section 422 of the Code; provided, however, that Incentive Options may only be granted to persons who are employees of the Corporation or of a subsidiary corporation in which the Corporation owns, directly or indirectly, 50% or more of the combined voting power of all classes of stock of the subsidiary corporation. The stock option agreement for an Incentive Option shall state that the option is intended to be an Incentive Option.

(i) “Nonqualified Option” shall mean an option to purchase Common Stock of the Corporation which meets the requirements set forth in the Plan but does not meet the definition of an incentive stock option within the meaning of Section 422 of the Code. The stock option agreement for a Nonqualified Option shall state that the option is intended to be a Nonqualified Option.

(j) “Officer” shall mean the Corporation’s Chairman of the Board, President, Chief Executive Officer, principal financial officer, principal accounting officer, any vice-president of the Corporation in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy-making function, or any other person who performs similar policy-making functions for the Corporation. Officers of Related Entities shall be deemed Officers of the Corporation if they perform such policy-making functions for the Corporation. As used in this paragraph, the phrase “policy-making function” does not include policy-making functions that are not significant. If pursuant to Item 401(b) of Regulation S-K (17 C.F.R. ss. 229.401(b)) the Corporation identifies a person as an “executive officer,” the person so identified shall be deemed an “Officer” even though such person may not otherwise be an “Officer” pursuant to the foregoing provisions of this paragraph.

(k) “Outside Director” shall mean a member of the Board of Directors who qualifies as an “outside director” under Section 162(m) of the Code and the regulations thereunder and as a “Non-Employee Director” under Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended.

(l) “Participant” shall mean any Eligible Participant who is designated by the Administrator under Paragraph 6 to participate in the Plan.

(m) “Plan” shall mean this Empire Financial Holding Company 2000 Incentive Compensation Plan.

(n) “Related Entity” shall mean any Subsidiary, and any business, corporation, partnership, limited liability company or other entity in which the Corporation and its Subsidiaries now owns or hereafter acquires equity interests possessing 50% or more of the total combined voting power, directly or indirectly.

(o) “Restricted stock award” shall mean a grant of Common Stock of the Corporation which is subject to forfeiture, restrictions against transfer, and such other terms and conditions determined by the Administrator, as provided in Paragraph 18.

(p) “Stock appreciation right” shall mean a right to receive the appreciation in value, or a portion of the appreciation in value, of a specified number of shares of the Common Stock of the Corporation, as provided in Paragraph 12.

(q) “Subsidiary” shall mean any corporation or similar entity in which the Corporation owns, directly or indirectly, stock or other equity interest (“Stock”) possessing more than 25% of the combined voting power of all classes of Stock; provided, however, that an Incentive Option may be granted to an employee of a Subsidiary only if the Subsidiary is a corporation and the Corporation owns, directly or indirectly, 50% or more of the total combined voting power of all classes of Stock of the Subsidiary.

2. PURPOSE OF PLAN: The purpose of the Plan is to provide Eligible Participants with an increased incentive to make significant and extraordinary contributions to the long-term performance and growth of the Corporation and its Subsidiaries, to join the interests of Eligible Participants with the interests of the shareholders of the Corporation, and to facilitate attracting and retaining employees, consultants and advisors of exceptional ability.

3. ADMINISTRATION: The Plan shall be administered by the Administrator. Subject to the provisions of the Plan, the Administrator shall determine, from among the Eligible Participants, the persons to be granted stock options, stock appreciation rights and restricted stock, the amount of stock or rights to be optioned or granted to each such person, and the terms and conditions of any stock options, stock appreciation rights and restricted stock. Subject to the provisions of the Plan, the Administrator is authorized to interpret the Plan, to make, amend and rescind rules and regulations relating to the Plan and to make all other determinations necessary or advisable for the Plan’s administration. Interpretation and construction of any provision of the Plan by the Administrator shall, unless otherwise determined by the Board of Directors in cases where the Committee is the Administrator, be final and conclusive. A majority of the Administrator shall constitute a quorum, and the acts approved by a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Administrator, shall be the acts of the Administrator.

4. INDEMNIFICATION OF THE BOARD OF DIRECTORS AND COMMITTEE MEMBERS: In addition to such other rights of indemnification as they may have, the members of the Board of Directors and the Committee shall be indemnified by the Corporation in connection with any claim, action, suit or proceeding relating to any action taken or failure to act under or in connection with the Plan or any option, stock appreciation right or restricted stock granted hereunder to the full extent provided for under the Corporation’s Bylaws with respect to indemnification of directors of the Corporation.

5. MAXIMUM NUMBER OF SHARES SUBJECT TO PLAN; MAXIMUM PER PERSON AWARD LIMIT: The maximum number of shares with respect to which stock options or stock appreciation rights may be granted or which may be awarded as restricted stock under the Plan shall be 4,000,000 shares in the aggregate of Common Stock of the Corporation. The number of shares with respect to which a stock appreciation right is granted, but not the number of shares which the Corporation delivers or could deliver to a Participant upon exercise of a stock appreciation right, shall be charged against the aggregate number of shares remaining available under the Plan;

provided, however, that in the case of a stock appreciation right granted in conjunction with a stock option under circumstances in which the exercise of the stock appreciation right results in termination of the stock option and vice versa, only the number of shares subject to the stock option shall be charged against the aggregate number of shares remaining available under the Plan. If a stock option or stock appreciation right expires or terminates for any reason (other than termination as a result of the exercise of a related right) without having been fully exercised, or if shares of restricted stock are forfeited, the number of shares with respect to which the stock option or stock appreciation right was not exercised at the time of its expiration or termination, and the number of forfeited shares of restricted stock, shall again become available for the grant of stock options or stock appreciation rights, or the award of restricted stock, under the Plan, unless the Plan shall have been terminated.

The number of shares subject to each outstanding stock option, stock appreciation right or restricted stock award, the option price with respect to outstanding stock options, the grant value with respect to outstanding stock appreciation rights and the aggregate number of shares remaining available under the Plan shall be subject to such adjustment as the Administrator, in its Discretion, deems appropriate to reflect such events as stock dividends, stock splits, recapitalizations, mergers, consolidations or reorganizations of or by the Corporation; provided, however, that no fractional shares shall be issued pursuant to the Plan, no rights may be granted under the Plan with respect to fractional shares, and any fractional shares resulting from such adjustments shall be eliminated from any outstanding stock option, stock appreciation right, or restricted stock award.

Notwithstanding any other provision of this Plan, and in addition to any other requirements of this Plan, the aggregate number of awards granted to any one Participant may not exceed Seven Hundred and Fifty Thousand (750,000), subject to adjustment as provided in Section 8 hereof.

6. PARTICIPANTS: The Administrator shall determine and designate from time to time, in its Discretion, from among the Eligible Participants, those persons who shall receive stock options, stock appreciation rights, or restricted stock who, in the judgment of the Administrator, are or will become responsible for the direction and financial success of the Corporation or any Subsidiary; provided, however, that Incentive Options may be granted only to persons who are employees of the Corporation or a Subsidiary, and in the case of a Subsidiary only if (i) the Corporation owns, directly or indirectly, 50% or more of the total combined voting power of all classes of Stock of the Subsidiary and (ii) the Subsidiary is a corporation. For the purposes of the Plan, eligible employees who may receive Incentive Options shall include Officers and Directors who are also employees of the Corporation or any Subsidiary.

7. WRITTEN AGREEMENT: Each stock option, stock appreciation right and restricted stock award shall be evidenced by a written agreement (each a “Corporation-Participant Agreement”) containing such provisions as may be approved by the Administrator. Each such Corporation-Participant Agreement shall constitute a binding contract between the Corporation and the Participant and every Participant, upon acceptance of such Agreement, shall be bound by the terms and restrictions of the Plan and of such Agreement. The terms of each such Corporation-Participant Agreement shall be in accordance with the Plan, but each Agreement may include such additional provisions and restrictions determined by the Administrator, in its Discretion, provided that such additional provisions and restrictions are not inconsistent with the terms of the Plan.

8. ALLOTMENT OF SHARES: Subject to the terms of the Plan, the Administrator shall determine and fix, in its Discretion, the number of shares of Common Stock with respect to which a Participant may be granted stock options and stock appreciation rights and the number of shares of restricted stock which a Participant may be awarded.

9. STOCK OPTIONS: Subject to the terms of the Plan, the Administrator, in its Discretion, may grant to Participants either Incentive Options or Nonqualified Options or any combination thereof. Each option granted under the Plan shall designate the number of shares covered thereby, if any, with respect to which the option is an Incentive Option, and the number of shares covered thereby, if any, with respect to which the option is a Nonqualified Option.

10. STOCK OPTION PRICE: Subject to the rules set forth in this Paragraph, at the time any stock option is granted, the Administrator, in its Discretion, shall establish the price per share for which the shares covered by the option may be purchased. With respect to an Incentive Option, such option price shall not be less than 100% of the fair market value of the stock on the date on which such option is granted; provided, however, that with respect to an

Incentive Option granted to an employee who at the time of the grant owns (after applying the attribution rules of Section 424(d) of the Code) more than 10% of the total combined voting stock of the Corporation or of any parent or subsidiary, the option price shall not be less than 110% of the fair market value of the stock on the date such option is granted. Fair market value of a share shall be determined by the Administrator. The option price shall be subject to adjustment in accordance with the provisions of Paragraph 5.

11. PAYMENT OF STOCK OPTION PRICE: To exercise in whole or in part any stock option granted hereunder, payment of the option price in full in cash or, with the consent of the Administrator, in Common Stock of the Corporation or by a promissory note payable to the order of the Corporation in a form acceptable to the Administrator, shall be made by the Participant for all shares so purchased. Such payment may, with the consent of the Administrator, also consist of a cash down payment and delivery of such promissory note in the amount of the unpaid exercise price. In the Discretion of and subject to such conditions as may be established by the Administrator, payment of the option price may also be made by the Corporation retaining from the shares to be delivered upon exercise of the stock option that number of shares having a fair market value on the date of exercise equal to the option price of the number of shares with respect to which the Participant exercises the stock option. Such payment may also be made in such other manner as the Administrator determines is appropriate, in its Discretion. No Participant shall have any of the rights of a shareholder of the Corporation under any stock option until the actual issuance of shares to said Participant, and prior to such issuance no adjustment shall be made for dividends, distributions or other rights in respect of such shares, except as provided in Paragraph 5.

12. STOCK APPRECIATION RIGHTS: Subject to the terms of the Plan, the Administrator may grant stock appreciation rights to Participants either in conjunction with, or independently of, any stock options granted under the Plan. A stock appreciation right granted in conjunction with a stock option may be an alternative right wherein the exercise of the stock option terminates the stock appreciation right to the extent of the number of shares purchased upon exercise of the stock option and, correspondingly, the exercise of the stock appreciation right terminates the stock option to the extent of the number of shares with respect to which the stock appreciation right is exercised. Alternatively, a stock appreciation right granted in conjunction with a stock option may be an additional right wherein both the stock appreciation right and the stock option may be exercised. A stock appreciation right may not be granted in conjunction with an Incentive Option under circumstances in which the exercise of the stock appreciation right affects the right to exercise the Incentive Option or vice versa, unless the stock appreciation right, by its terms, meets all of the following requirements:

(a) the stock appreciation right will expire no later than the Incentive Option;

(b) the stock appreciation right may be for no more than the difference between the option price of the Incentive Option and the fair market value of the shares subject to the Incentive Option at the time the stock appreciation right is exercised;

(c) the stock appreciation right is transferable only when the Incentive Option is transferable, and under the same conditions;

(d) the stock appreciation right may be exercised only when the Incentive Option is eligible to be exercised; and

(e) the stock appreciation right may be exercised only when the fair market value of the shares subject to the Incentive Option exceeds the option price of the Incentive Option.

Upon exercise of a stock appreciation right, a Participant shall be entitled to receive, without payment to the Corporation (except for applicable withholding taxes), an amount equal to the excess of or, in the Discretion of the Administrator if provided in the Corporation-Participant Agreement, a portion of the excess of (i) the then aggregate fair market value of the number of shares with respect to which the Participant exercises the stock appreciation right, over (ii) the aggregate fair market value of such number of shares at the time the stock appreciation right was granted. This amount shall be payable by the Corporation, in the Discretion of the Administrator, in cash or in shares of Common Stock of the Corporation or any combination thereof.

13. GRANTING AND EXERCISING OF STOCK OPTIONS AND STOCK APPRECIATION RIGHTS: Subject to the provisions of this Paragraph, each stock option and stock appreciation right granted hereunder shall be exercisable at any such time or times or in any such installments as may be determined by the Administrator at the time of the grants; provided, however, no stock option or stock appreciation right may be exercisable prior to the expiration of six months from the date of grant unless the Participant dies or becomes disabled prior thereto. In addition, the aggregate fair market value (determined at the time the option is granted) of the Common Stock with respect to which Incentive Options are exercisable for the first time by a Participant during any calendar year under any plan maintained by the Corporation (or any parent or subsidiary corporation of the Corporation) shall not exceed $100,000.

A Participant may exercise a stock option or stock appreciation right, if then exercisable, in whole or in part by delivery to the Corporation of written notice of the exercise, in such form as the Administrator may prescribe, accompanied, in the case of a stock option, by (i) payment for the shares with respect to which the stock option is exercised in accordance with Paragraph 11, or (ii) in the Discretion of the Administrator, irrevocable instructions to a stock broker to promptly deliver to the Corporation full payment for the shares with respect to which the stock option is exercised from the proceeds of the stock broker’s sale of or loan against the shares. Except as provided in Paragraph 17 or as provided in any applicable Corporation-Participant Agreement, stock options and stock appreciation rights granted to a Participant may be exercised only while the Participant is an employee or consultant of the Corporation or a Subsidiary.

Successive stock options and stock appreciation rights may be granted to the same Participant, whether or not the stock option(s) and stock appreciation right(s) previously granted to such Participant remain unexercised. A Participant may exercise a stock option or a stock appreciation right, if then exercisable, notwithstanding that stock options and stock appreciation rights previously granted to such Participant remain unexercised.

14. NON-TRANSFERABILITY OF INCENTIVE STOCK OPTIONS: No Incentive Stock Option granted under the Plan to a Participant shall be transferable by such Participant otherwise than by will or by the laws of descent and distribution, and Incentive Stock Options shall be exercisable, during the lifetime of the Participant, only by the Participant.

15. TERM OF STOCK OPTIONS AND STOCK APPRECIATION RIGHTS: If not sooner terminated, each stock option and stock appreciation right granted hereunder shall expire not more than 10 years from the date of the granting thereof; provided, however, that with respect to an Incentive Option or a related stock appreciation right granted to a Participant who, at the time of the grant, owns (after applying the attribution rules of Section 424(d) of the Code) more than 10% of the total combined voting stock of all classes of stock of the Corporation or of any parent or subsidiary, such option and stock appreciation right shall expire not more than five years after the date of granting thereof.

16. CONTINUATION OF EMPLOYMENT: The Administrator may require, in its Discretion, that any Participant under the Plan to whom a stock option or stock appreciation right shall be granted shall agree in writing as a condition of the granting of such stock option or stock appreciation right to remain in the employ of the Corporation or a Subsidiary as an employee, consultant or advisor for a designed minimum period from the date of the granting of such stock option or stock appreciation right as shall be fixed by the Administrator.

17. TERMINATION OF EMPLOYMENT: If the employment or consultancy of a Participant by the Corporation or a Subsidiary shall terminate, the Administrator may, in its Discretion, permit the exercise of stock options and stock appreciation rights granted to such Participant (i) for a period not to exceed three months following termination of employment with respect to Incentive Options or related stock appreciation rights if termination of employment is not due to death or permanent disability of the Participant, (ii) for a period not to exceed one year following termination of employment with respect to Incentive Options or related stock appreciation rights if termination of employment is due to the death or permanent disability of the Participant, and (iii) for a period not to extend beyond the expiration date with respect to Nonqualified Options or related or independently granted stock appreciation rights. In no event, however, shall a stock option or stock appreciation right be exercisable subsequent to its expiration date and, furthermore, unless the Administrator in its Discretion determine otherwise, a stock option or stock appreciation right may only be exercised after termination of a Participant’s employment or consultancy to the extent exercisable on the date of such termination or to the extent exercisable as a result of the reason for such termination. The period of time, if any, a Participant shall have to exercise stock options or stock appreciation rights upon termination of employment or consultancy shall be set forth in the Corporation-Participant Agreement, subject to extension of such time period by the Administrator in its Discretion.

18. RESTRICTED STOCK AWARDS: Subject to the terms of the Plan, the Administrator may award shares of restricted stock to Participants. All shares of restricted stock granted to Participants under the Plan shall be subject to the following terms and conditions (and to such other terms and conditions prescribed by the Administrator):

(a) At the time of each award of restricted shares, there shall be established for the shares a restricted period, which shall be no less than three months and no greater than five years. Such restricted period may differ among Participants and may have different expiration dates with respect to portions of shares covered by the same award.

(b) Shares of restricted stock awarded to Participants may not be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered during the restricted period applicable to such shares. Except for such restrictions on transfer, a Participant shall have all of the rights of a shareholder in respect of restricted shares awarded to him or her including, but not limited to, the right to receive any dividends on, and the right to vote, the shares.

(c) If the employment of a Participant as an employee, consultant or advisor of the Corporation or a Subsidiary terminates for any reason (voluntary or involuntary, and with or without cause) other than death or permanent disability, all shares theretofore awarded to the Participant which are still subject to the restrictions imposed by Paragraph 18(b) shall upon such termination of employment be forfeited and transferred back to the Corporation, without payment of any consideration by the Corporation. In the event such employment is terminated by action of the Corporation or a Subsidiary without cause or by agreement between the Corporation or a Subsidiary and the Participant, however, the Administrator may, in its Discretion, release some or all of the shares from the restrictions.

(d) If the employment of a Participant as an employee, consultant or advisor of the Corporation or a Subsidiary terminates by reason of death or permanent disability, the restrictions imposed by Paragraph 18(b) shall lapse with respect to shares then subject to such restrictions, unless otherwise determined by the Administrator.

(e) Stock certificates shall be issued in respect of shares of restricted stock awarded hereunder and shall be registered in the name of the Participant. Such certificates shall be deposited with the Corporation or its designee, together with a stock power endorsed in blank, and, in the Discretion of the Administrator, a legend shall be placed upon such certificates reflecting that the shares represented thereby are subject to restrictions against transfer and forfeiture.

(f) At the expiration of the restricted period applicable to the shares, the Corporation shall deliver to the Participant or the legal representative of the Participant’s estate the stock certificates deposited with it or its designee and as to which the restricted period has expired. If a legend has been placed on such certificates, the Corporation shall cause such certificates to be reissued without the legend.

In the case of events such as stock dividends, stock splits, recapitalizations, mergers, consolidations or reorganizations of or by the Corporation, any stock, securities or other property which a Participant receives or is entitled to receive by reason of his or her ownership of restricted shares shall, unless otherwise determined by the Administrator, be subject to the same restrictions applicable to the restricted shares and shall be deposited with the Corporation or its designee.

19. INVESTMENT PURPOSE: If the Administrator in its Discretion determines that as a matter of law such procedure is or may be desirable, it may require a Participant, upon any acquisition of Common Stock hereunder (whether by reason of the exercise of stock options or stock appreciation rights or the award of restricted stock) and as a condition to the Corporation’s obligation to issue or deliver certificates representing such shares, to execute and deliver to the Corporation a written statement, in form satisfactory to the Administrator, representing and warranting that the Participant’s acquisition of shares of stock shall be for such person’s own account, for investment and not with a view to the resale or distribution thereof and that any subsequent offer for sale or sale of any such shares shall be made either pursuant to (a) a registration statement on an appropriate form under the Securities Act of 1933, as amended (the “Securities Act”), which registration statement has become effective and is current with respect to the shares being offered and sold, or (b) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption the Participant shall, prior to any offer for sale or sale of such shares, obtain a favorable written opinion from counsel for or approved by the Corporation as to the availability of such exemption. The Corporation may endorse an appropriate legend referring to the foregoing restriction upon the certificate or certificates representing any shares issued or transferred to a Participant under the Plan.

20. RIGHTS TO CONTINUED EMPLOYMENT: Nothing contained in the Plan or in any stock option, stock appreciation right or restricted stock granted or awarded pursuant to the Plan, nor any action taken by the Administrator hereunder, shall confer upon any Participant any right with respect to continuation of employment as an employee, consultant or advisor of the Corporation or a Subsidiary nor interfere in any way with the right of the Corporation or a Subsidiary to terminate such person’s employment at any time.

21. WITHHOLDING PAYMENTS: If upon the exercise of a Nonqualified Option or stock appreciation right, or upon the award of restricted stock or the expiration of restrictions applicable to restricted stock, or upon a disqualifying disposition (within the meaning of Section 422 of the Code) of shares acquired upon exercise of an Incentive Option, there shall be payable by the Corporation or a Subsidiary any amount for income tax withholding, in the Administrator’s Discretion, either the Corporation shall appropriately reduce the amount of Common Stock or cash to be delivered or paid to the Participant or the Participant shall pay such amount to the Corporation or Subsidiary to reimburse it for such income tax withholding. The Administrator may, in its Discretion, permit Participants to satisfy such withholding obligations, in whole or in part, by electing to have the amount of Common Stock delivered or deliverable by the Corporation upon exercise of a stock option or stock appreciation right or upon award of restricted stock appropriately reduced, or by electing to tender Common Stock back to the Corporation subsequent to exercise of a stock option or stock appreciation right or award of restricted stock, to reimburse the Corporation or a Subsidiary for such income tax withholding (any such election being irrevocable), subject to such rules and regulations as the Administrator may adopt, including such rules as it determines appropriate with respect to Participants subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to effect such tax withholding in compliance with the Rules established by the Securities and Exchange Commission (the “Commission”) under Section 16 to the Exchange Act and the positions of the staff of the Commission thereunder expressed in no-action letters exempting such tax withholding from liability under Section 16(b) of the Exchange Act. The Administrator may make such other arrangements with respect to income tax withholding as it shall determine.

22. EFFECTIVENESS OF PLAN: The Plan is effective as of [board approval date] and has been approved by the Board of Directors of the Corporation. Stock options, stock appreciation rights and restricted stock may be granted or awarded prior to shareholder approval of the Plan, but each such stock option, stock appreciation right or restricted stock grant or award shall be subject to shareholder approval of the Plan. No stock option or stock appreciation right may be exercised prior to shareholder approval, and any restricted stock awarded is subject to forfeiture if such shareholder approval is not obtained.

23. TERMINATION, DURATION AND AMENDMENTS OF PLAN: The Plan may be abandoned or terminated at any time by the Board of Directors of the Corporation. Unless sooner terminated, the Plan shall terminate on the date ten years after its adoption by the Board of Directors, and no stock options, stock appreciation rights or restricted stock may be granted or awarded thereafter. The termination of the Plan shall not affect the validity of any stock option, stock appreciation right or restricted stock outstanding on the date of termination.

For the purpose of conforming to any changes in applicable law or governmental regulations, or for any other lawful purpose, the Board of Directors shall have the right, with or without approval of the shareholders of the Corporation, to amend or revise the terms of the Plan at any time, however, no such amendment or revision will, without the consent of the holder thereof, change the stock option price (other than anti-dilution adjustment) or alter or impair any stock option, stock appreciation right or restricted stock which has been previously granted or awarded under the Plan.

This Plan was originally approved by the Board of Directors on June 7, 2007, effective upon approval by the Corporation’s stockholders.

APPENDIX B

EMPIRE FINANCIAL HOLDING COMPANY

Audit Committee Charter

Organization

The Audit Committee (the “Committee”) shall be composed of at least three directors, each of whom is determined by the Board of Directors (the “Board”) of Empire Financial Holding Company, a Florida corporation (the “Company”), to meet the independence requirements of the American Stock Exchange LLC (the “AMEX”) and the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”). Each member of the Committee shall report to and serve at the pleasure of the Board.

Each Committee member shall also be financially literate as this qualification is interpreted by the Board, or become financially literate within a reasonable time after appointment to the Committee, and at least one member of the Committee shall be a “financial expert” as determined by the Board pursuant to the requirements of the Sarbanes-Oxley Act and applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”). In determining financial expertise, the Board may consider factors set forth in the AMEX rules, applicable SEC rules and regulations and the Sarbanes-Oxley Act, including, without limitation, past employment experience in finance or accounting, requisite professional certification in accounting or other comparable experience or background, including being or having been a chief executive officer or other senior officer with financial oversight responsibilities.

One member of the Committee will be appointed by the Company’s Board as Chairperson and will be responsible for the scheduling of regular and special meetings and the function of the Committee. The Chairperson must have accounting or related financial management expertise.

Statement of Policy

The Committee shall:

1.

provide assistance to the Board in fulfilling its oversight of the corporate accounting and reporting practices of the Company, the Company’s compliance with legal and regulatory requirements, the performance of the Company’s internal audit function and independent auditors and the integrity of the financial reports and related independent audits of the Company;

2.

select the independent auditors;

3.

evaluate the qualifications and independence of the independent auditors;

4.

prepare the report the SEC requires be included in the Company’s annual proxy statement; and

5.

provide assistance to the Board and management of the Company in preparing any additional disclosure the SEC may require in the Company’s annual report on Form 10-K regarding audit and other accounting services and fees and the Committee’s pre-approval policies and procedures as well as any other disclosure the SEC may require regarding the Company’s relationship with its independent auditors and internal control structure and procedures for financial reporting.

In so doing, it is the responsibility of the Committee to maintain free and open means of communication among the Board, the independent auditors, the internal auditors and the financial management personnel of the Company.

Compensation

No member of the Committee shall receive compensation other than (1) director’s fees for service as a director of the Company, including reasonable compensation for serving on the Committee and regular benefits that other directors receive and (2) a pension or similar compensation for past performance, provided that such compensation is not conditioned upon continued or future service to the Company.

Responsibilities

In carrying out its responsibilities, the Committee’s policies and procedures should remain flexible in order to best react to changing conditions and to provide oversight to the Board and shareholders to help ensure that the corporate accounting and reporting practices of the Company are in accordance with all applicable requirements. The function of the Committee is oversight. The management of the Company is responsible for the preparation, presentation and integrity of the Company’s financial statements. Management and the internal auditors are responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The external auditors are responsible for planning and carrying out proper audits and reviews, including, without limitation, audits of the Company’s annual financial statements and reviews of the quarterly financial statements prior to the filing of each quarterly report on Form 10-Q. In fulfilling their responsibilities hereunder, it is recognized that the members of the Committee are not employees of the Company and are not, and do not represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing, including in respect of auditor independence. Consequently, it is not the duty or responsibility of the Committee to conduct “field work” or other types of auditing or accounting reviews or procedures, or to set audit or independence standards, and each member of the Committee shall be entitled to rely on:

1.

the integrity and skill of those persons and organizations within and outside the Company from which it receives information; and

2.

the accuracy of the financial and other information provided by such persons or organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board).

In carrying out the Committee’s responsibilities as set forth herein, the Committee will:

1.

Review and have sole authority to select independent auditors to audit the financial statements of the Company and its subsidiaries and, when appropriate in its judgment, have sole authority to terminate and replace the independent auditors. Such independent auditors shall be ultimately accountable to the Board and the Committee as representatives of the shareholders and shall report directly to the Committee. Audit and non-audit related fees will be reviewed and set by the Committee which shall have sole authority to negotiate and approve such fees. The Committee shall also have sole authority to approve any significant non-audit engagement with the independent auditors other than “prohibited non-auditing services” as may be specified in the Sarbanes-Oxley Act or the applicable rules and regulations of the SEC. In fulfilling its role of selecting and terminating independent auditors and reviewing fees and non-audit engagements, the Committee may receive the input of management but may not delegate such responsibilities to management.

2.

Require that the independent auditors annually provide a formal written statement delineating all relationships between the independent auditors and the Company, consistent with the Independence Standards Board, Standard No. 1 (it being understood that the independent auditors are responsible for the accuracy and completeness of the statement). The Committee shall be responsible for actively engaging in a dialogue with the independent auditors and recommending action to the Board as appropriate with respect to any disclosed relationships or services that may affect the objectivity and independence of the independent auditors.

3.

Review, at least annually, the qualifications, performance and independence of the independent auditors. In conducting its review and evaluation, the Committee should:

(a)

at least annually obtain and review a report by the Company’s independent auditor describing (i) the auditing firm’s internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review or peer review of the auditing firm or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the auditing firm and any steps taken to deal with any such issues; and (iii) the auditor’s independence and all relationships between the independent auditor and the Company, so that the Committee may assess the same;

(b)

ensure the rotation of the lead audit partner at least every five years and consider whether there should be regular rotation of the audit firm itself;

(c)

confirm with any independent auditor retained to provide audit services for any fiscal year that the lead (or coordinating) audit partner (having primary responsibility for the audit) or the audit partner responsible for reviewing the audit has not performed audit services for the Company in each of the five previous fiscal years of the Company;

(d)

confirm with any independent auditor retained to provide audit services for any fiscal year that at no point during the audit and professional engagement period any partner, principal or shareholder who is a member of the audit engagement team earned or received compensation based on the performance of, or procuring of, engagements with the Company to provide any products or services other than audit, review or attest services; and

(e)

take into account the opinions of management and the Company’s internal auditors (or other personnel responsible for the internal audit function).

4.

Meet with the independent auditors and financial management personnel of the Company to review the scope of the proposed audit for the current year and the audit procedures to be utilized and at the conclusion of such audit review any comments or recommendations of the independent auditors.

5.

Review separately, at least quarterly, with the independent auditors, the Company’s internal auditors and the Company’s management and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Company and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures may be desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions or procedures that might be deemed illegal or otherwise improper.

6.

Discuss Company guidelines and policies to govern the process by which risk assessment and risk management is undertaken.

7.

Review the internal audit function of the Company including its independence, responsibilities, budget and staffing, the proposed audit plans for the coming year, the coordination of such plans with the independent auditors and periodically receive a summary of findings from completed internal audits and a progress report on the proposed internal audit plan with explanations for any deviations from the original plan.

8.

Discuss matters identified during the independent auditors’ review of interim financial information with the independent auditors and management prior to the filing of the Company’s quarterly report on Form 10-Q.

9.

Review, prior to dissemination, the financial statements, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, to be included in the annual report on Form 10-K and quarterly report on Form 10-Q with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Any changes in accounting principles should be reviewed.

10.

Discuss generally with management earnings press releases and financial information and earnings guidance, including discussion of the types of information to be disclosed and the type of presentations to be made.

11.

Discuss with the independent auditors and the Company’s financial management personnel, the independent auditors’ judgments about the quality of the Company’s accounting principles as applied in its financial reporting and significant judgments affecting the financial statements. The discussion should include such matters as the consistency of application of accounting policies and the clarity and completeness of the Company’s accounting information contained in the financial statements and related disclosures.

12.

Prepare all reports of this Committee required to be included in the Company’s proxy statement, pursuant to and in accordance with applicable rules and regulation of the SEC, and provide assistance to the Board and management in preparing any additional disclosure the SEC may require in the Company’s annual report on Form 10-K regarding audit and other accounting services and fees and the Committee’s pre-approval policies and procedures as well as any other disclosure the SEC may require regarding the Company’s relationship with its independent auditors and internal control structure and procedures for financial reporting.

13.

Meet with the internal auditors and independent auditors without members of management present. Among the items to be discussed during these meetings are the independent auditors’ evaluation of the Company’s financial, accounting and auditing personnel as well as the cooperation that the independent auditors received during the course of the audit.

14.

Review with the independent auditor any audit problems or difficulties encountered and management’s response thereto. In this regard, the Committee must regularly review with the independent auditor (a) any audit problems or other difficulties encountered by the auditor in the course of the audit work, including any restrictions on the scope of the independent auditors’ activities or on access to requested information and any significant disagreements with management and (b) management’s responses to such matters. Without excluding other possibilities, the Committee may wish to review with the independent auditor (a) any accounting adjustments that were noted or proposed by the auditor but were “passed” (as immaterial or otherwise), (b) any communications between the audit team and the audit firm’s national office respecting auditing or accounting issues presented by the engagement and (c) any “management” or “internal control” letter issued, or proposed to be issued, by the independent auditor to the Company.

15.

Discuss periodically significant Committee matters with the full Board. In this regard, the Committee should review with the full board any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Company’s independent auditors or the performance of the internal audit function.

16.

Set Company policies consistent with the applicable AMEX and SEC rules and regulations for the hiring of employees or former employees of the independent auditors. At a minimum, these policies should provide that any public accounting firm may not provide audit services to the Company if the Chief Executive Officer, Controller, Chief Financial Officer, Chief Accounting Officer or any person serving in an equivalent position with the Company was previously employed by the public accounting firm and participated in any capacity in the audit of the Company within one year of the initiation of the current audit.

17.

Establish procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding the accounting, internal accounting controls or auditing matters; and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

18.

Investigate any matter brought to the Committee’s attention within the scope of its duties with the power to retain outside counsel, independent auditors or other advisors for the purpose of further investigation if, in its judgment, that is appropriate.

19.

Review and reassess the adequacy of this Charter on an annual basis.

20.

Annual Performance Evaluation

Members of the Company’s Board who are not members of the Committee shall prepare an Annual Performance Evaluation of the Committee, including reviewing the compliance of the Committee with this Charter, for review and discussion with the Committee. In addition, the Committee shall review and reassess, at least annually, the adequacy of this Charter and recommend to the Board any improvements to this Charter that the

Committee considers necessary or valuable. The Annual Performance Evaluation shall be conducted in such manner as those conducting the Annual Performance Evaluation deem appropriate.

Meetings

The Committee will hold meetings as and when the Committee deems appropriate, provided that the Committee must hold meetings at least quarterly. Officers of the Company may attend any meeting of the Committee except for portions of the meetings where his, her or their presence would be inappropriate, as determined by the Committee.

Minutes and Reports

Minutes of each meeting will be kept and distributed to each member of the Committee, members of the Board who are not members of the Committee and the Secretary of the Company. The Committee will report to the Board from time to time or whenever so requested by the Board.

Resources and Authority

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to engage outside auditors for special audits, reviews and other procedures and to retain special counsel and other experts or consultants.

Limitation of Audit Committee’s Role

With respect to the foregoing responsibilities and processes, the Committee recognizes that the Company’s financial management, including its internal audit staff as well as the independent auditors, have more time, knowledge, and detailed information regarding the Company than do Committee members. Consequently, in discharging its oversight responsibilities the Committee will not provide or be deemed to provide any expertise or special assurance as to the Company’s financial statements or any professional certification as to the independent auditors’ work.

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and any applicable rules and regulations. These are the responsibilities of management and the independent auditor. It also is not the duty of the Committee to conduct investigations or to assure compliance with all applicable laws, regulations and the Company’s internal policies and procedures.

Dated: August 29, 2003

▼FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

…………………………………………………………………………………………………………………………………………………………..

EMPIRE FINANCIAL HOLDING COMPANY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR
THE ANNUAL MEETING ON SEPTEMBER 28, 2007.

The undersigned hereby appoints Steven Rabinovici and James Matthew, and each of them, with full power of substitution, the attorneys and proxies of the undersigned to attend the Annual Meeting of Stockholders of Empire Financial Holding Company (the “Company”) to be held on September 28, 2007, at 10:00 am, local time, at the Company’s executive offices located at 2170 West State Road 434, Suite 100, Longwood, Florida 32779, and at any adjournment thereof, hereby revoking any proxies heretofore given, to vote all shares of common stock of the Company held or owned by the undersigned as indicated on the proposals as more fully set forth in the Proxy Statement, and in their discretion upon such other matters as may come before the meeting.

▼FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

…………………………………………………………………………………………………………………………………………………………..

				:	Please mark your votes like this	☒
	FOR election of all nominees	WITHHOLD vote from all nominees	FOR all nominees, EXCEPT for nominee(s) listed below from whom Vote is withheld.		FOR	AGAINST	ABSTAIN
1. ELECTION OF DIRECTORS	☐	☐	☐	2. Approval of a new Incentive Compensation Plan (the 2007 Incentive Compensation Plan) that will authorize 4,000,000 shares of our common stock to be eligible for grant of awards under plan.	☐	☐	☐
Donald A. Wojnowski Jr., Bradley L. Gordon, Steven M. Rabinovici, John C. Rudy, Kirk M. Warshaw					FOR	AGAINST	ABSTAIN
(INSTRUCTION: To withhold authority to vote for any individual nomnee, write that nominee’s name in the space provided below.)				3. Confirmation of the appointment of Miller Ellin & Company, LLP as Empire’s independent auditors for the fiscal year ending December 31, 2007.	☐	☐	☐
					FOR	AGAINST	ABSTAIN
				4. to amend the Company’s Charter to change the name of the Company “Jesup & Lamont, Inc.”.	☐	☐	☐

The shares represented by this Proxy, when this Proxy is properly signed, will be voted as directed or if no direction is indicated, will be voted FOR all nominees for director and FOR each of the proposals.

The undersigned hereby acknowledges receipt of the Notice of, and Proxy Statement for, the aforesaid Annual Meeting.

IMPORTANT - PLEASE FILL IN, DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED ENVELOPE.

Company ID:
Proxy Number:
Account Number:

Signature of Stockholder_____________________________________________	Signature of Stockholder_____________________________________________	Date_________

NOTE: When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

IMPORTANT - PLEASE FILL IN, DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED ENVELOPE.